                                                                    EXHIBIT 10.5


                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                            dated as of July 6, 2001


                                      among


                                  CERTEGY INC.
                                   as Borrower

                        And Certain Designated Borrowers


                   THE LENDERS FROM TIME TO TIME PARTY HERETO


                                  SUNTRUST BANK
                             as Administrative Agent

                               WACHOVIA BANK, N.A.
                             as Co-Syndication Agent

                               FLEET NATIONAL BANK
                             as Co-Syndication Agent

                                       and

                              BANK OF AMERICA, N.A.
                             as Documentation Agent


================================================================================

                    SUNTRUST EQUITABLE SECURITIES CORPORATION
                          as Arranger and Book Manager

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I.        DEFINITIONS; CONSTRUCTION.......................................................................1
                  -------------------------

Section 1.1.      Definitions.....................................................................................1
                  -----------
Section 1.2.      Classifications of Loans and Borrowings........................................................22
                  ---------------------------------------
Section 1.3.      Accounting Terms and Determination.............................................................22
                  ----------------------------------
Section 1.4.      Terms Generally................................................................................23
                  ---------------
Section 1.5.      Amendment and Restatement......................................................................23
                  -------------------------

ARTICLE II        AMOUNT AND TERMS OF THE COMMITMENTS............................................................23
                  -----------------------------------

Section 2.1.      General Description of Facilities..............................................................23
                  ---------------------------------
Section 2.2.      Revolving Loans................................................................................24
                  ---------------
Section 2.3.      Procedure for Revolving Borrowings.............................................................24
                  ----------------------------------
Section 2.4.      Swingline Commitment...........................................................................25
                  --------------------
Section 2.5.      Procedure for Swingline Borrowing; Etc.........................................................25
                  ---------------------------------------
Section 2.6.      Competitive Bid Borrowings.....................................................................26
                  --------------------------
Section 2.7.      Multi-Currency Borrowings......................................................................29
                  -------------------------
Section 2.8.      Funding of Borrowings..........................................................................30
                  ---------------------
Section 2.9.      Interest Elections; Conversions; Continuations.................................................30
                  ----------------------------------------------
Section 2.10.     Optional Reduction and Termination of Commitments..............................................32
                  -------------------------------------------------
Section 2.11.     Repayment of Loans.............................................................................32
                  ------------------
Section 2.12.     Evidence of Indebtedness.......................................................................33
                  ------------------------
Section 2.13.     Optional Prepayments...........................................................................33
                  --------------------
Section 2.14.     Interest on Loans..............................................................................34
                  -----------------
Section 2.15.     Fees...........................................................................................35
                  ----
Section 2.16.     Computation of Interest and Fees...............................................................36
                  --------------------------------
Section 2.17.     Inability to Determine Interest Rates..........................................................36
                  -------------------------------------
Section 2.18.     Illegality.....................................................................................37
                  ----------
Section 2.19.     Increased Costs................................................................................37
                  ---------------
Section 2.20.     Funding Indemnity..............................................................................39
                  -----------------
Section 2.21      Taxes..........................................................................................39
                  -----
Section 2.22.     Payments Generally; Pro Rata Treatment; Sharing of Set-offs....................................42
                  -----------------------------------------------------------
Section 2.23.     Mitigation of Obligations; Replacement of Lenders..............................................43
                  -------------------------------------------------
Section 2.24.     Letters of Credit..............................................................................44
                  -----------------
Section 2.25.     Addition and Release of Designated Borrowers...................................................48
                  --------------------------------------------
Section 2.26.     Extension of Commitments.......................................................................49
                  ------------------------

ARTICLE III.      CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT............................................50
                  ---------------------------------------------------

Section 3.1.      Conditions of Effectiveness....................................................................50
                  ---------------------------
Section 3.2.      Each Credit Event..............................................................................53
                  -----------------
Section 3.3.      Delivery of Documents..........................................................................53
                  ---------------------

ARTICLE IV.       REPRESENTATIONS AND WARRANTIES.................................................................54
                  ------------------------------

Section 4.1.      Existence; Power...............................................................................54
                  ----------------
Section 4.2.      Organizational Power; Authorization............................................................54
                  -----------------------------------
Section 4.3.      Governmental Approvals; No Conflicts...........................................................54
                  ------------------------------------
Section 4.4.      Financial Statements...........................................................................55
                  --------------------
Section 4.5.      Litigation and Environmental Matters...........................................................55
                  ------------------------------------
Section 4.6.      Compliance with Laws and Agreements............................................................55
                  -----------------------------------
Section 4.7.      Investment Company Act, Etc....................................................................55
                  ----------------------------
Section 4.8.      Taxes..........................................................................................56
                  -----
Section 4.9.      Margin Regulations.............................................................................56
                  ------------------
Section 4.10.     ERISA..........................................................................................56
                  -----
Section 4.11.     Ownership of Property..........................................................................56
                  ---------------------
Section 4.12.     Disclosure.....................................................................................56
                  ----------
Section 4.13.     Labor Relations................................................................................57
                  ---------------
Section 4.14.     Subsidiaries...................................................................................57
                  ------------
Section 4.15.     Spin-off.......................................................................................57
                  --------
Section 4.16.     Indebtedness at Funding Date...................................................................57
                  ----------------------------

ARTICLE V.        AFFIRMATIVE COVENANTS..........................................................................57
                  ---------------------

Section 5.1.      Financial Statements and Other Information.....................................................57
                  ------------------------------------------
Section 5.2.      Notices of Material Events.....................................................................59
                  --------------------------
Section 5.3.      Existence; Conduct of Business.................................................................59
                  ------------------------------
Section 5.4.      Compliance with Laws, Etc......................................................................60
                  --------------------------
Section 5.5.      Payment of Obligations.........................................................................60
                  ----------------------
Section 5.6.      Books and Records..............................................................................60
                  -----------------
Section 5.7.      Visitation, Inspection, Etc....................................................................60
                  ----------------------------
Section 5.8.      Maintenance of Properties; Insurance...........................................................60
                  ------------------------------------
Section 5.9.      Use of Proceeds and Letters of Credit..........................................................60
                  -------------------------------------
Section 5.10.     Additional Subsidiaries; Release...............................................................61
                  --------------------------------
Section 5.11.     Consummation of Spin-off.......................................................................61
                  ------------------------

ARTICLE VI.       FINANCIAL COVENANTS............................................................................61
                  -------------------

Section 6.1.      Leverage Ratio.................................................................................61
                  --------------
Section 6.2.      Fixed Charge Coverage Ratio....................................................................61
                  ---------------------------

ARTICLE VII.      NEGATIVE COVENANTS.............................................................................62
                  ------------------

Section 7.1.      Subsidiary Indebtedness........................................................................62
                  -----------------------
Section 7.2.      Negative Pledge................................................................................63
                  ---------------
Section 7.3.      Fundamental Changes............................................................................63
                  -------------------
Section 7.4.      Investments, Loans, Acquisitions, Etc..........................................................64
                  --------------------------------------
Section 7.5.      Restricted Payments............................................................................65
                  -------------------
Section 7.6.      Sale of Assets.................................................................................65
                  --------------
Section 7.7.      Transactions with Affiliates...................................................................66
                  ----------------------------
Section 7.8.      Restrictive Agreements.........................................................................66
                  ----------------------
Section 7.9.      Hedging Agreements.............................................................................67
                  ------------------
Section 7.10.     Amendment to Material Documents................................................................67
                  -------------------------------
Section 7.11.     Accounting Changes.............................................................................67
                  ------------------
Section 7.12.     Indebtedness During Transition Period..........................................................67
                  -------------------------------------

ARTICLE VIII.     EVENTS OF DEFAULT..............................................................................67
                  -----------------

Section 8.1.      Events of Default..............................................................................67
                  -----------------

ARTICLE IX.       THE ADMINISTRATIVE AGENT.......................................................................70
                  ------------------------

Section 9.1.      Appointment of Administrative Agent............................................................70
                  -----------------------------------
Section 9.2.      Nature of Duties of Administrative Agent.......................................................71
                  ----------------------------------------
Section 9.3.      Lack of Reliance on the Administrative Agent...................................................71
                  --------------------------------------------
Section 9.4.      Certain Rights of the Administrative Agent.....................................................71
                  ------------------------------------------
Section 9.5.      Reliance by Administrative Agent...............................................................72
                  --------------------------------
Section 9.6.      The Administrative Agent and its Individual Capacity...........................................72
                  ----------------------------------------------------
Section 9.7.      Successor Administrative Agent.................................................................72
                  ------------------------------
Section 9.8.      Additional Agencies; No Duties Imposed Upon Syndication Agents or Documentation Agents.........73
                  --------------------------------------------------------------------------------------

ARTICLE X.        MISCELLANEOUS..................................................................................73
                  -------------

Section 10.1.     Notices........................................................................................73
                  -------


Section 10.2.     Waiver; Amendments.............................................................................75
                  ------------------
Section 10.3.     Expenses; Indemnification......................................................................76
                  -------------------------
Section 10.4.     Successors and Assigns.........................................................................77
                  ----------------------
Section 10.5.     Governing Law; Jurisdiction; Consent to Service of Process.....................................80
                  ----------------------------------------------------------
Section 10.6.     Waiver of Jury Trial...........................................................................80
                  --------------------
Section 10.7.     Right of Setoff................................................................................81
                  ---------------
Section 10.8.     Counterparts; Integration......................................................................81
                  -------------------------
Section 10.9.     Survival.......................................................................................81
                  --------
Section 10.10.    Severability...................................................................................82
                  ------------
Section 10.11.    Confidentiality................................................................................82
                  ---------------
Section 10.12.    Interest Rate Limitation.......................................................................82
                  ------------------------
Section 10.13.    Currency Conversion............................................................................82
                  -------------------
Section 10.14.    Exchange Rates.................................................................................83
                  --------------

ARTICLE XI.       BORROWER GUARANTEE.............................................................................84
                  ------------------

Section 11.1.     Guarantee......................................................................................84
                  ---------
Section 11.2.     Guaranteed Obligations Not Waived..............................................................84
                  ---------------------------------
Section 11.3.     Guarantee of Payment...........................................................................85
                  --------------------
Section 11.4.     No Discharge or Diminishment of Guarantee......................................................85
                  -----------------------------------------
Section 11.5.     Defenses of Borrower Waived....................................................................85
                  ---------------------------
Section 11.6.     Agreement to Pay; Subordination................................................................86
                  -------------------------------
Section 11.7.     Information....................................................................................86
                  -----------
Section 11.8.     Taxes, etc.....................................................................................86
                  -----------
Section 11.9.     Failure to Pay in Foreign Currency.............................................................86
                  ----------------------------------
Section 11.10.    Termination....................................................................................87
                  -----------


Schedules
---------

   Schedule I           -     Applicable Margin and Applicable Percentage
   Schedule 1.1         -     Foreign Currency Payment Accounts
   Schedule 4.5         -     Environmental Matters
   Schedule 4.14        -     Subsidiaries
   Schedule 4.16        -     Funding Date Indebtedness
   Schedule 7.1         -     Outstanding Spin-Off Closing Date Indebtedness
   Schedule 7.2         -     Existing Liens
   Schedule 7.4         -     Existing Investments
   Schedule I-E         -     To the Subsidiary Guaranty Agreement

   Schedule I-F         -     To the Indemnity, Subrogation and Contribution
                              Agreement
   Schedule I-F-        -     To Supplement No.___ to the Indemnity, Subrogation
                              and Contribution Agreement
   Annex I-E            -     To the Subsidiary Guaranty Agreement
   Annex I-F            -     To the Indemnity, Subrogation and Contribution
                              Agreement

Exhibits
--------

   Exhibit A            -     Form of Revolving Credit Note
   Exhibit B            -     Form of Competitive Bid Note
   Exhibit C            -     Form of Swingline Note
   Exhibit D            -     Form of Assignment and Acceptance
   Exhibit E            -     Form of Subsidiary Guaranty Agreement
   Exhibit F            -     Form of Indemnity, Subrogation and Contribution
                              Agreement
   Exhibit G-1          -     Form of Opinion of Counsel to Loan Parties
   Exhibit G-2          -     Form of Opinion of the General Counsel of Loan
                              Parties
   Exhibit H            -     Form of Designated Borrower Acknowledgment and
                              Agreement
   Exhibit I            -     Form of Designated Borrower Notice of Withdrawal
   Exhibit 2.3          -     Notice of Revolving Borrowing
   Exhibit 2.5          -     Notice of Swingline Borrowing
   Exhibit 2.6-A        -     Form of Competitive Bid Request
   Exhibit 2.6-B        -     Form of Notice to Lenders of Competitive
                              Bid Request
   Exhibit 2.6-C        -     Form of Competitive Bid
   Exhibit 2.9          -     Form of Continuation/Conversion
   Exhibit 2.19         -     Mandatory Costs Rate
   Exhibit 3.1(b)(iv)   -     Form of Secretary's Certificate
   and 3.1(b)(vii)
   Exhibit 3.1(b)(ix)   -     Form of Officer's Certificate

                  AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                                       --------------------------


      THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement") is
                                                                  ---------
made and entered into as of July 6, 2001, by and among CERTEGY INC., a Georgia corporation (the "Borrower"), any Designated Borrower (as defined below) which
                  --------
becomes a party hereto from time to time, the several banks and other financial institutions from time to time party hereto (the "Lenders"), WACHOVIA BANK,
                                                  -------
N.A., as Co-Syndication Agent, FLEET NATIONAL BANK, as Co-Syndication Agent (Wachovia, N.A. and Fleet National Bank, collectively, the "Co-Syndication
                                                            --------------
Agents", and each individually, a "Co-Syndication Agnet"), BANK OF AMERICA,
------
N.A., as Documentation Agent (the "Documentation Agent") and SUNTRUST BANK, in
                                   -------------------
its capacity as Administrative Agent for the Lenders (the "Administrative
                                                           --------------
Agent").
-----

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, pursuant to that certain Revolving Credit Agreement dated as of June 25, 2001 among the Borrower and SunTrust Bank ("SunTrust") as Lender and Administrative Agent (the "Prior Credit Agreement"), SunTrust established a
                               ----------------------
$300,000,000 revolving credit facility in favor of the Borrower; and

            WHEREAS, the Borrower, SunTrust and the Administrative Agent have agreed to amend and restate the Prior Credit Agreement in its entirety on the terms and subject to the conditions set forth in this Agreement to, among other things, join the Lenders as a party to this Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows:


                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION
                            -------------------------

            Section 1.1. Definitions. In addition to the other terms defined
                         -----------
herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

            "Acquisition" shall mean any acquisition, whether by stock purchase, asset purchase, merger, consolidation or otherwise of a Person or a business line of a Person.

            "Adjusted LIBOR" shall mean, with respect to each Interest Period for a Eurocurrency Borrowing, the rate per annum obtained by dividing (i) LIBOR Rate for such Interest Period by (ii) 1.00 minus the Statutory Reserve Rate.

            "Administrative Agent" shall have the meaning assigned to such term in the opening paragraph hereof.

            "Administrative Questionnaire" shall mean, with respect to each Lender, an administrative questionnaire in the form provided by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

            "Affiliate" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

            "Aggregate Revolving Commitments" shall mean the sum of the Revolving Commitments of all Lenders at any time outstanding. On the Funding Date, the Aggregate Revolving Commitments equal $300,000,000.

            "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

            "Applicable Margin" shall mean, as of any date, with respect to all Revolving Loans outstanding on any date, the percentage designated in the "Pricing Grid" attached hereto as Schedule I based on the Borrower's Senior Debt Ratings in effect on such date with respect to Eurocurrency Loans or Base Rate Loans, as the case may be. A change in the Applicable Margin resulting from a change in the Senior Debt Ratings shall be effective on the day on which the Rating Agency which has the highest Senior Debt Rating changes the Senior Debt Ratings and which shall continue until the day prior to the day that further changes become effective.

            "Applicable Percentage" shall mean, at any date, with respect to the facility fee or the letter of credit fee, as the case may be, as of any date, the percentage designated in the "Pricing Grid" attached hereto as Schedule I based on the Borrower's Senior Debt Ratings in effect on such date with respect to the facility fee or the letter of credit fee, as the case may be. A change in the Applicable Percentage resulting from a change in the Senior Debt Ratings shall be effective on the day on which the Rating Agency which has the highest Senior Debt Rating changes the Senior Debt Ratings and which shall continue until the day prior to the day that further changes become effective.

            "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4(b)) and accepted by the Administrative
                       ---------------
Agent, in the form of Exhibit D attached hereto or any other form approved by
                      ---------
the Administrative Agent.

             "Availability Period" shall mean the period from the Funding Date to the Commitment Termination Date.

             "Base Rate" shall mean the higher of (i) the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%). The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate. Each change in the Administrative Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

            "Borrower" shall have the meaning in the introductory paragraph hereof.

            "Borrowing" shall mean a borrowing consisting of (i) Loans of the same Class and Type, made, converted or continued on the same date and in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, or (ii) a Swingline Loan.

            "Business Day" shall mean any day other than a Saturday or Sunday on which banks are not authorized or required to close in Atlanta, Georgia or New York, New York and, if the applicable Business Day relates to the advance or continuation of, conversion into, or payment on a Eurocurrency Borrowing or a Competitive Bid Borrowing (i) in a currency other than Euros, on which banks are dealing in Dollar or any Foreign Currency (other than Euros) deposits, as applicable, in the applicable interbank eurocurrency market in London, England, and in the country of issue of the currency of such Eurocurrency Borrowing or Competitive Bid Borrowing, and (ii) in Euros, on which the TARGET payment system is open for the settlement of payments in Euros.

             "Calculation Date" shall mean the last Business Day of each calendar quarter.

            "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Change in Control" shall mean the occurrence after the Spin-off Closing Date of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 30% or more of the outstanding shares of the voting stock of the Borrower; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the current board of directors (as in effect immediately after the consummation of the Spin-off) or
(ii) appointed by directors so nominated.

            "Change in Law" shall mean (i) the adoption of any applicable law, rule or regulation after the date of this Agreement, (ii) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (iii) compliance by any Lender (or its Applicable Lending Office) or the Issuing Bank (or for purposes of Section 2.19(b), by such Lender's or the
                                        ---------------
Issuing Bank's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Bid Loans, or Swingline Loans and when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Swingline Commitment.

            "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

            "Commitment" shall mean a Revolving Commitment or a Swingline Commitment or any combination thereof (as the context shall permit or require).

            "Commitment Termination Date" shall mean the earliest of (i) June 25, 2004, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.10 and (iii) the date on which all amounts outstanding
            ------------
under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

            "Competitive Bid" shall mean an offer by a Lender to make a Competitive Bid Loan substantially in the form of Exhibit 2.6-C, to be delivered
                                                  -------------
by a Lender to the Administrative Agent in response to a Competitive Bid
Request.

            "Competitive Bid Loan" shall mean a Loan made pursuant to Section
                                                                      -------
2.6.
---

            "Competitive Bid Margin" shall mean with respect to any Competitive Bid Loan bearing interest at a rate based on the Adjusted LIBOR, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted LIBOR to determine the rate of interest applicable to such Competitive Bid Loan, as specified by the Lender in its related Competitive Bid.

            "Competitive Bid Note" shall mean a promissory note of the Borrower payable to the order of any requesting Lender in the principal amount of the Aggregate Revolving Commitments, in substantially the form of Exhibit B.
                                                              ---------

            "Competitive Bid Rate" shall mean, with respect to any Competitive Bid, the Competitive Bid Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

            "Competitive Bid Request" shall mean a request for a proposed Fixed Rate or a

Competitive Bid Margin at which a Competitive Bid Loan may be made, substantially in the form of Exhibit 2.6-A submitted by the Borrower to the
                             -------------
Administrative Agent in accordance with Section 2.6.
                                        -----------

            "Consolidated EBIT" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense and (iii) all other non-cash charges (and minus all other non-cash gains), determined on a consolidated basis in accordance with GAAP in each case for such period.

            "Consolidated EBITDA" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation and amortization and (iv) all other non-cash charges (and minus all other non-cash gains), determined on a consolidated basis in accordance with GAAP in each case for such period.

            "Consolidated EBITDAR" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated EBITDA and (b) Consolidated Lease Expense.

            "Consolidated Fixed Charges" shall mean, for the Borrower and its Subsidiaries for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (b) Consolidated Lease Expense for such period.

            "Consolidated Interest Expense" shall mean, for the Borrower and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) total interest expense, including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (ii) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not actually paid or received during such period).

            "Consolidated Lease Expense" shall mean, for any period, the aggregate amount of fixed and contingent rentals payable by the Borrower and its Subsidiaries with respect to leases of real and personal property (excluding Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.

            "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any equity interest of the Borrower or any Subsidiary of the Borrower in the unremitted earnings of any Person that is not a Subsidiary and (iv) any income (or loss) of any Person accrued prior to the date it becomes a

Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary on the date that such Person's assets are acquired by the Borrower or any Subsidiary.

            "Consolidated Subsidiary" shall mean, at any date, any Person that, in accordance with GAAP, would be consolidated in the Borrower's consolidated financial statements on such date.

            "Consolidated Total Assets" shall mean, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, in accordance with GAAP.

            "Consolidated Total Debt" shall mean, at any time, without duplication, the sum of (i) all then currently outstanding obligations, liabilities and indebtedness of the Borrower and its Subsidiaries on a consolidated basis of the types described in the definition of Indebtedness (other than the type described in clause (xi) of the definition thereof), including, but not limited to, all obligations under the Loan Documents plus
(ii) all Indebtedness of any Permitted Securitization Subsidiary.

            "Control" shall mean the power, directly or indirectly, either to
(i) vote 5% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling", "Controlled by", and "under common Control with" have meanings correlative thereto.

            "Default" shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

            "Default Interest" shall have the meaning set forth in Section
                                                                   -------
2.14(d).
-------

            "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

            "Designated Borrower" or "Designated Borrowers", shall have the meaning set forth in Section 2.25.
                     ------------

             "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

            "Dollar Equivalent" shall mean, on any date of determination, (i) with respect to any amount in Dollars, such amount, and (ii) with respect to any amount in any Foreign Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 10.14 using the
                                                   -------------
applicable Exchange Rate with respect to such Foreign Currency at the time in effect under the provisions of such Section 10.14.
                                    -------------

            "EMU Legislation" shall mean the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

            "Environmental Laws" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "Equifax" shall mean Equifax Inc., a Georgia corporation.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

            "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA Event" shall mean (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived and other than an event triggered by the Spin-off); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "Euro" or "E" shall mean the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation for the introduction of, changeover to or operation of the Euro in one or more member states.

            "Eurocurrency" when used in reference to any Loan or Borrowing (including any Competitive Bid Loan or Borrowing), refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to (i) in the case of a Revolving Loan or Revolving Borrowing, the Adjusted LIBOR and the Applicable Margin, or (ii) in the case of a Competitive Bid Loan or Competitive Bid Borrowing, the Adjusted LIBOR and the Competitive Bid Margin.

            "Event of Default" shall have the meaning provided in Article VIII.

            "Exchange Rate" shall mean on any day, with respect to any Foreign Currency, the offered rate at which such currency may be exchanged into Dollars, as set forth at approximately 11:00 a.m. on such day on the Reuters NFX Page (or comparable page on the Telerate or Bloomberg Service) for such currency. In the event that such rate does not appear on the applicable page of any such services, the Exchange Rate shall be determined by reference to such other publicly available services for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the offered spot rate of exchange of the Administrative Agent or, if the Administrative Agent shall so determine, one of its affiliates in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

            "Excluded Taxes" shall mean with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which any of its offices is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.21(e), except to the extent
                                        ---------------
that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.21(a).
---------------

            "Execution Date" shall mean June 25, 2001, the date on which the Prior Credit Agreement was executed.

            "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

            "Fixed Charge Coverage Ratio" shall mean, for any period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated EBITDAR for such period to (b) Consolidated Fixed Charges for such period; provided, however, that for any fiscal quarter ending prior to the Spin-off
--------  -------
Closing Date relevant to the calculation of this ratio, pro forma effect shall be given to the Spin-off.

            "Fixed Rate" shall mean, with respect to any Competitive Bid Loan (other than a Eurocurrency Competitive Bid Loan ), the fixed rate of interest per annum specified by any Lender making such Competitive Bid Loan in its related Competitive Bid.

            "Foreign Currency" shall mean, individually and collectively, as the context requires, (i) Euros, (ii) the lawful currency of each of the following countries, provided that such currencies are not deemed unavailable to a Lender as a result of any of the circumstances relevant to such Lender as set forth in Sections 2.17, 2.18 or 2.19 (subject to the Borrower's right to replace any such
-------------  ----    ----
affected Lender under Section 2.23): Canada, Japan, Norway, Australia, United
                      ------------
Kingdom of Great Britain and Northern Ireland, Republic of France, Italy, Switzerland, the Federal Republic of Germany, The Kingdom of the Netherlands, or Spain and (iii) any other currencies that are freely transferable and convertible into US Dollars provided however that no such currency under this clause (iii) shall be included as a Foreign Currency hereunder, or included in a Notice of Revolving Borrowing, unless (x) the Borrower has first submitted a request to the Administrative Agent and the Lenders that it be so included, and
(y) the Administrative Agent and the Lenders, in their sole discretion, have agreed to such request.

            "Foreign Currency Payment Accounts" shall mean those bank accounts specified on Schedule 1.1 for receipt of payments, both from the Lenders and the
             ------------
Borrower, in Foreign Currencies or such other bank accounts as may hereafter be specified by the Administrative Agent in writing to the Borrower and the Lenders as being the applicable bank accounts for receipt of payments in such currencies.

            "Foreign Currency Sublimit" shall mean $100,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

            "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that of the Borrower. For purposes of this definition, the United States of America or any political subdivision thereof shall constitute one jurisdiction.

            "Foreign Subsidiary" shall mean any direct or indirect Subsidiary of the Borrower that is organized under the laws of a jurisdiction other than the United States of America or any political subdivision thereof.

            "Form 10 Filing" shall mean the registration statement on Form 10 filed by the Borrower with the Securities and Exchange Commission in respect of the Spin-off on April 3, 2001, as amended on May 18, 2001 and June 11, 2001.

            "Funding Date" shall mean the first day on which all of the conditions precedent set forth in Section 3.1 and Section 3.2 have been
                                  -----------     -----------
satisfied or waived in accordance with Section 10.2; provided, however, that in
                                       ------------  --------  -------
the event the Funding Date does not occur on or before July 31, 2001, all of the Commitments shall automatically terminate.

             "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section
                                                                        -------
1.3.
---

            "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" of or by any Person (the "guarantor") shall mean any legally binding obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term
                                                      --------
"Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

            "Guaranteed Obligations" shall have the meaning set forth in
Article XI.
----------

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Agreements" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values, stock values or commodity values.

            "Indebtedness" of any Person shall mean, without duplication (i) obligations of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business on terms customary in the trade), (iv) obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) Capital Lease Obligations of such Person, (vi) obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) guaranties by such Person of the type of indebtedness described in clauses (i) through (v) above,
(viii) all indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (x) off-balance sheet liability retained in connection with asset securitization programs, Synthetic Leases, sale and leaseback transactions or other similar obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries, and (xi) obligations of such Person under any interest rate Hedging Agreement or foreign exchange Hedging Agreement. For purposes of determining Indebtedness under clause (xi) the obligations of any Person in respect to any Hedging Agreement or foreign exchange Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

            "Indemnified Taxes" shall mean Taxes imposed upon any payment made by the Borrower, any Designated Borrower or any other Loan Party to any Lender under any Loan Document other than Excluded Taxes.

            "Indemnity and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit F,
                                                                     ---------
among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.

            "Information Statement" shall mean that certain Preliminary Information Statement filed as Exhibit 99.1 to the Form 10 Filing.

             "Information Memorandum" shall mean the Confidential Information Memorandum dated June, 2001 relating to the Borrower and the transactions contemplated by this Agreement and the other Loan Documents.

            "Interest Period" shall mean (i) with respect to any Eurocurrency Borrowing, a period of one, two, three or six months, (ii) with respect to a Competitive Bid Fixed Rate Borrowing, a period of at least seven days but not more than 180 days as requested by the Borrower and agreed to by the Lender making such Competitive Bid Fixed Rate Loan and (iii) with respect to a Swingline Loan, a period of such duration not to exceed 7 days, as the Borrower may request and the Swingline Lender may agree in accordance with Section 2.5;
                                                                  -----------
provided, that:
--------

            (i) the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

            (ii) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless, in the case of a Eurocurrency Borrowing, such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day;

          (iii) any Interest Period in respect of a Eurocurrency Borrowing which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

            (iv) no Interest Period may extend beyond the Commitment Termination Date or the Swingline Termination Date, as the case may be.

             "Issuing Bank" shall mean SunTrust Bank or any other Lender, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.24.
                                                              ------------

             "LC Commitment" shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $10,000,000.

            "LC Disbursement" shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit.

            "LC Documents" shall mean the Letters of Credit and all applications, agreements and instruments relating to the Letters of Credit.

            "LC Exposure" shall mean, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender shall be its Pro Rata Share of the total LC Exposure at such time.

            "Lenders" shall have the meaning assigned to such term in the opening paragraph of this Agreement and shall include, where appropriate, the Swingline Lender.

            "Lender Default" shall mean (a) the failure (which has not been cured) of any Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.24 or (b) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under Sections 2.2, 2.5 and 2.24.
                                            ------------  ---     ----

            "Letter of Credit" shall mean any standby letter of credit issued pursuant to Section 2.24 by the Issuing Bank for the account of the Borrower
            ------------
pursuant to the LC Commitment.

            "Leverage Ratio" shall mean, as of any date of determination with respect to the Borrower, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated EBITDA for the four fiscal quarters then ending; provided, however, that for any fiscal quarter ending prior to the Spin-off
--------  -------
Closing Date relevant to the calculation of this ratio, pro forma effect shall be given to the Spin-off.

            "LIBOR Rate" shall mean, for any applicable Interest Period for each Eurocurrency Borrowing in any applicable currency, the rate per annum quoted at or about 11:00 a.m. (London, England time) two Business Days before the commencement of such Interest Period on that page of the Reuters, Telerate or Bloombergs reporting service (as then being used by the Administrative Agent to obtain such interest rate quotes) that displays British Bankers' Association interest settlement rates for deposits in the applicable currency of such Eurocurrency Borrowing, or if such page or such service shall cease to be available, such other page or other service (as the case may be) for the purpose of displaying British Bankers' Association interest settlement rates as reasonably determined by the Administrative Agent upon advising the Borrower as to the use of any such service. If for any reason any such interest settlement rate for such Interest Period is not available to the Administrative Agent through any such interest rate reporting service, then the "LIBOR Rate" with respect to such Eurocurrency Borrowing will be the rate at which the Administrative Agent is offered deposits for such applicable currency in the Dollar Equivalent of $5,000,000 for a period approximately equal to such Interest Period in the London interbank market at 10:00 a.m. two Business Days before the commencement of such Interest Period.

             "Lien" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

            "Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the LC Documents, all Notices of Borrowing, the Subsidiary Guaranty Agreement, the Indemnity and Contribution Agreement, the Designated Borrower Acknowledgment and Agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

            "Loan Parties" shall mean the Borrower and the Subsidiary Loan Parties.

            "Loans" shall mean all Revolving Loans, Swingline Loans and Competitive Bid Loans in the aggregate or any of them, as the context shall require.

            "Mandatory Costs Rate" shall have the meaning set forth in Section
                                                                       -------
2.19.
----

            "Margin Regulations" shall mean Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

            "Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets or liabilities of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower, Designated Borrower or any Subsidiary to perform any of their respective obligations under the Loan Documents, (iii) the rights and remedies of the Agent, the Issuing Bank and the Lenders under any of the Loan Documents or (iv) the legality, validity or enforceability of any of the Loan Documents.

            "Material Subsidiary" shall mean at any time any direct or indirect Subsidiary of the Borrower having: (a) assets in an amount equal to at least 5% of the total assets of the Borrower and its Subsidiaries determined on a consolidated basis as of the last day of the most recent fiscal quarter of the Borrower at such time; or (b) revenues or net income in an amount equal to at least 5% of the total revenues or net income of the Borrower and its Subsidiaries on a consolidated basis for the 12-month period ending on the last day of the most recent fiscal quarter of the Borrower at such time.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

            "Notes" shall mean, collectively, the Revolving Credit Notes, the Competitive Bid Notes and the Swingline Note.

            "Notices of Borrowing" shall mean, collectively, the Notices of Revolving Borrowing, the Competitive Bid Requests, and the Notices of Swingline Borrowing.

            "Notice of Conversion/Continuation" shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in Section 2.9(b) hereof.
                                                        --------------

            "Notice of Revolving Borrowing" shall have the meaning as set forth in Section 2.3.
   -----------

            "Notice of Swingline Borrowing" shall have the meaning as set forth in Section 2.5.
   -----------

            "Obligations" shall mean all amounts owing by the Borrower to the Administrative Agent, the Issuing Bank or any Lender (including the Swingline Lender) pursuant to or in connection with this Agreement or any other Loan Document, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, all Guaranteed Obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all actual and reasonable fees and expenses of counsel to the Administrative Agent and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, together with all renewals, extensions, modifications or refinancings thereof.

             "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from the execution, delivery or enforcement of this Agreement or any other Loan Document.

            "Participant" shall have the meaning set forth in Section 10.4(c).
                                                              ---------------

             "Payment Office" shall mean the office of the Administrative Agent located at 303 Peachtree Street, N.E., 25th Floor, Atlanta, Georgia 30308, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

            "Permitted Acquisitions" shall mean any Acquisition so long as (a) at the time of such Acquisition, no Default or Event of Default is in existence or would result therefrom, (b) such acquisition has been approved or recommended by the board of directors of the Person being acquired and (c) the Total Acquisition Consideration of such Acquisition, when aggregated with the Total Acquisition Consideration of all Acquisitions consummated by the Borrower and its Consolidated Subsidiaries during the preceding 12 month period does not exceed $100,000,000.

            "Permitted Encumbrances" shall mean:

            (i) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (v) judgment and attachment liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and

            (vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole;

provided, that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness for borrowed money.

            "Permitted Investments" shall mean:

            (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

            (ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

            (iii) certificates of deposit, bankers' acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

            (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

            (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

            "Permitted Securitization Subsidiary" shall mean any Subsidiary of the Borrower that (i) is directly or indirectly wholly-owned by the Borrower,
(ii) is formed and operated solely for purposes of a Permitted Securitization Transaction, (iii) has organizational documents which limit the permitted activities of such Permitted Securitization Subsidiary to the acquisition of accounts receivable and related rights from the Borrower or one or more of its Consolidated Subsidiaries or another Permitted Securitization Subsidiary, the securitization or other financing of such accounts receivable and related rights and activities necessary or incidental to the foregoing and (iv) such Permitted Securitization Subsidiary shall at all times be subject to each of the following: (A) it shall have at least one (1) member, manager, director or other similar person whose affirmative vote is required to permit such person to file a voluntary bankruptcy proceeding or to amend its formation documents, which member, manager, director or other similar person is not affiliated with the Borrower or any of its Consolidated Subsidiaries or a current or prior officer, director or employee of any of them, (B) it shall not be permitted to incur any Indebtedness other than the Indebtedness related to the Permitted Securitization Transaction, unless such Indebtedness is non-recourse to such Permitted Securitization Subsidiary and is subordinated to the Indebtedness incurred in connection with the Permitted Securitization Transaction, (C) it will not be permitted to merge or consolidate with any person other than another Permitted Securitization Subsidiary and (D) its formation documents shall contain and it shall be subject to such restrictive covenants relating to its operations as shall be required by independent counsel in order for such counsel to deliver a reasoned, market-standard "non-consolidation" opinion.

            "Permitted Securitization Transaction" shall mean the transfer by Borrower or one or more of its Consolidated Subsidiaries of receivables and rights related thereto to one or more Permitted Securitization Subsidiaries and the related financing of such receivables and rights related thereto; provided
                                                                      --------
that (i) such transaction is non-recourse to Borrower and its Consolidated Subsidiaries (excluding any related Permitted Securitization Subsidiary), except for Standard Securitization Undertakings and (ii) the aggregate total amount of all Indebtedness outstanding to third parties under all Permitted Securitization Transactions shall not exceed $120,000,000 in the aggregate outstanding at any time.

            "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Prior Credit Agreement" shall have the meaning in the first recital hereof.

            "Pro Rata Share" shall mean, with respect to any Lender at any time, a percentage, the numerator of which shall be the sum of such Lender's Revolving Commitment and the denominator of which shall be the sum of all Lenders' Revolving Commitments; or if the Revolving Commitments have been terminated or expired or if the Loans have been declared to be due and payable, a percentage, the numerator of which shall be the sum of such Lender's Revolving Credit Exposure and outstanding Competitive Bid Loans and the denominator of which shall be the sum of the aggregate Revolving Credit Exposure and the aggregate outstanding Competitive Bid Loans of all Lenders.

            "Rating Agencies" shall mean Moody's and S&P.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

            "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

            "Required Lenders" shall mean, at any time, Non-Defaulting Lenders holding more than 50% of the aggregate outstanding Revolving Credit Exposures of all Non-Defaulting Lenders at such time or if the Non-Defaulting Lenders have no Revolving Credit Exposure outstanding, then Non-Defaulting Lenders holding more than 50% of the Aggregate Revolving Commitments of all Non-Defaulting Lenders; provided, that, for purposes of declaring the Loans to be due and payable
--------
pursuant to Article VIII and for all purposes after the Loans become due and payable pursuant to Article VIII or the Revolving Commitments expire or terminate, the outstanding Competitive Bid Loans of a Lender shall be added to its Revolving Credit Exposure in determining the Required Lenders.

            "Reset Date" shall have the meaning assigned to such term in
Section 10.14.
-------------

            "Responsible Officer" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, controller or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the financial covenants only, the chief financial officer or the treasurer of the Borrower.

            "Restricted Investment" shall mean Investments in joint ventures and in Subsidiaries which are not Consolidated Subsidiaries.

            "Restricted Payment" shall have the meaning set forth in Section
                                                                     -------
7.5.
---

            "Revolving Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to participate in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on the signature pages to this Agreement, or in the case of a Person becoming a Lender after the Funding Date, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be changed pursuant to the terms hereof.

            "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the sum at such time, without duplication, of (i) the Dollar Equivalent of the outstanding principal amount of such Lender's Revolving Loans,
(ii) the Dollar Equivalent of such Lender's LC Exposure and (iii) the Dollar Equivalent of such Lender's Swingline Exposure.

            "Revolving Credit Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's Revolving Commitment, in substantially the form of Exhibit A.
                                                            ---------

            "Revolving Loan" shall mean a loan made by a Lender (other than the Swingline Lender) to the Borrower under its Revolving Commitment, which may be either a Base Rate Loan or a Eurocurrency Loan.

            "Senior Debt Rating" shall mean the credit ratings (including indicative ratings if no actual debt has been rated) assigned from time to time by either of the Rating Agencies to the senior, unsecured long-term debt securities of the Borrower without third-party credit enhancement, whether or not any such debt securities are actually outstanding, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect on any date is that in effect at the close of business on such date. If the Borrower is split-rated and (i) the ratings differential is one category, the higher of the two ratings will apply or (ii) the ratings differential is more than one category, the rate shall be determined by reference to the category next above that of the lower of the two ratings. If the Borrower is rated neither by Moody's nor S&P, then the applicable rate shall be established by reference to Level IV as set forth in the "Pricing Grid" attached hereto as
Schedule I. If the rating system of Moody's and S&P shall change, or if Moody's and S&P shall cease to be in the business of rating corporate debt obligations, the Borrower, the Lenders and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to any such change or cessation. If after a reasonable time the parties cannot agree to a mutually acceptable amendment, the applicable rate shall be determined by reference to Level IV as set forth in the "Pricing Grid" attached hereto as Schedule I.

            "Spin-off" means the distribution by Equifax on a tax-free basis of all of the shares of the Borrower's common stock to Equifax's shareholders pursuant to a pro rata distribution to all shareholders, except shareholders who waive their rights to such distribution and except to the extent of fractional shares.

            "Spin-off Closing Date" shall mean the date on which the Spin-off occurs.

            "Spin-off Payment" means a cash payment payable to Equifax in the amount of $275,000,000 as further described in the Form 10 Filing to be paid to Equifax immediately prior to the Spin-off.

            "S&P" shall mean Standard & Poor's.

            "Standard Securitization Undertakings" shall mean any obligations and undertakings of the Borrower and any Consolidated Subsidiary consisting of representations, warranties, covenants, and indeminities standard in securitization transactions and related servicing of receivables.

            "Statutory Reserve Rate" shall mean, with respect to any currency, a fraction (expressed as a decimal), the numerator of which is the number 1 and the denominator of which is the number 1 minus the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors of the Federal Reserve System. Eurocurrency Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

            "Subsidiary Guaranty Agreement" shall mean the Subsidiary Guaranty Agreement, substantially in the form of Exhibit E, made by the Subsidiary Loan
                                        ---------
Parties in favor of the Administrative Agent for the benefit of the Lenders.

            "Subsidiary Loan Party" shall mean any Subsidiary (other than any Permitted Securitization Subsidiary) that is not a Foreign Subsidiary.

            "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $25,000,000.

            "Swingline Exposure" shall mean, with respect to each Lender, the principal amount of the Swingline Loans in which such Lender is legally obligated either to make a Base Rate Loan or to purchase a participation in accordance with Section 2.5, which shall equal such Lender's Pro Rata Share of
                -----------
all outstanding Swingline Loans.

            "Swingline Lender" shall mean SunTrust Bank, or any other Lender that may agree to make Swingline Loans hereunder.

            "Swingline Loan" shall mean a loan made to the Borrower by the Swingline Lender under the Swingline Commitment.

            "Swingline Note" shall mean the promissory note of the Borrower payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment, substantially the form of Exhibit C.
                                                ---------

            "Swingline Rate" shall mean, for any Interest Period, either the Base Rate or the rate as offered by the Swingline Lender and accepted by the Borrower. The Borrower is under no obligation to accept such offered rate and the Swingline Lender is under no obligation to provide such offered rate.

            "Swingline Termination Date" shall mean the date that is 5 Business Days prior to the Commitment Termination Date.

            "Synthetic Lease" shall mean any synthetic lease, tax retention operating lease or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.

            "TARGET" shall mean the Trans-European Automated Real-Time Gross Settlement Express Transfer system.

            "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Total Acquisition Consideration" shall mean as at the date of any Acquisition, the sum of the following without duplication: (i) the amount of any cash and fair market value of other property given as consideration, including at such date the deferred payment of any such amounts, (ii) the amount (determined by using the outstanding amount or the amount payable at maturity, whichever is greater) of any obligations for money borrowed incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition,
(iii) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and (iv) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary (including any shares of capital stock of the Borrower or any Subsidiary) in connection with such Acquisition.

            "Type", when used in reference to a Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOR or the Base Rate (or, in the case of a Competitive Bid Loan or Borrowing, the Fixed Rate).

            "Wholly-Owned Subsidiary" shall mean any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares, or, in the case of any Subsidiary which is not organized or created under the laws of the United States of America or any political subdivision thereof, such nominal ownership interests which are required to be held by third parties under the laws of the foreign jurisdiction under which such Subsidiary was incorporated or organized) are at the time directly or indirectly owned by the Borrower.

            "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            Section 1.2. Classifications of Loans and Borrowings. For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g. a "Revolving Loan" or "Competitive Bid Loan") or by Type (e.g. a "Eurocurrency Loan", "Base Rate Loan" or "Fixed Rate Loan") or by Class and Type (e.g. "Revolving Eurocurrency Loan"). Borrowings also may be classified and referred to by Class (e.g. "Revolving Borrowing") or by Type (e.g. "Eurocurrency Borrowing") or by Class and Type (e.g. " Revolving Eurocurrency Borrowing").

            Section 1.3. Accounting Terms and Determination. Unless otherwise
                         ----------------------------------
defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for such changes approved by the Borrower's independent public accountants) with the most recent audited consolidated financial statement of the Borrower delivered pursuant to Section 5.1(a); provided, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

            Section 1.4. Terms Generally. The definitions of terms herein shall
                         ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns,
(iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement and (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.

            Section 1.5. Amendment and Restatement. The parties hereto
                         -------------------------
acknowledge and agree that this Agreement (together with all Exhibits and Schedules hereto) amends and restates the Prior Credit Agreement (together with all Exhibits and Schedules thereto). Upon the effectiveness of this Agreement, each of the Lenders party hereto shall have their respective Commitments as set forth on the signature pages attached hereto.


                                   ARTICLE II

                       AMOUNT AND TERMS OF THE COMMITMENTS
                       -----------------------------------

            Section 2.1. General Description of Facilities. Subject to and upon
                         ---------------------------------
the terms and conditions herein set forth, (i) the Lenders hereby establish in favor of the Borrower and, as provided in Section 2.25, any Designated Borrower
                                          ------------
a revolving credit facility pursuant to which the Lenders severally agree (to the extent of each Lender's Pro Rata Share up to such Lender's Revolving Commitment) to make Revolving Loans to the Borrower and, as provided in Section
                                                                        -------
2.25, any Designated Borrower in accordance with Section 2.2 and to offer in
----                                             -----------
their sole discretion to make Competitive Bid Loans in accordance with Section
                                                                       -------
2.6, (ii) the Issuing Bank agrees to issue Letters of Credit in accordance with
---
Section 2.24, (iii) the Swingline Lender agrees to make Swingline Loans in
------------
accordance with Section 2.4, and (iv) each Lender agrees to purchase a
                -----------
participation interest
in the Letters of Credit and the Swingline Loans pursuant to the terms and conditions hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans, Competitive Bid Loans, Swingline Loans and LC Exposure exceed at any time the Aggregate Revolving Commitments from time to time in effect.

            Section 2.2. Revolving Loans. Subject to the terms and conditions
                         ---------------
set forth herein, each Lender severally agrees to make Revolving Loans to the Borrower and, as provided in Section 2.25, any Designated Borrower, from time to
                             ------------
time on any Business Day during the Availability Period, in an aggregate principal amount outstanding at any time (determined in the case of any Revolving Loan denominated in a Foreign Currency by reference to the Dollar Equivalent thereof on such Business Day) that will not result in (a) the Dollar Equivalent of such Lender's Revolving Credit Exposure (determined in accordance with Section 10.14) exceeding such Lender's Revolving Commitment or (b) the
     -------------
Dollar Equivalent of the sum of the aggregate Revolving Credit Exposures of all Lenders (determined in accordance with Section 10.14) plus the Dollar Equivalent
                                       -------------
of the aggregate principal amount of all Competitive Bid Loans (determined in accordance with Section 10.14) exceeding the Aggregate Revolving Commitments.
                -------------
During the Availability Period, the Borrower and, as provided in Section 2.25,
                                                                 ------------
any Designated Borrower, shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided, that neither the Borrower nor any Designated Subsidiary may borrow or reborrow should there exist a Default or Event of Default. Funding of any Revolving Loans shall be in any combination of Dollars or a Foreign Currency as specified by the Borrower as set forth in Section 2.3; provided that the Dollar
                                          -----------
Equivalent amount of outstanding Revolving Loans and Competitive Bid Loans funded in a Foreign Currency determined with respect to such Revolving Loans and Competitive Bid Loans in accordance with Section 10.14 shall at no time exceed
                                         -------------
the Foreign Currency Sublimit then in effect.

            Section 2.3. Procedure for Revolving Borrowings.
                         ----------------------------------

            (a) The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Revolving Borrowing substantially in the form of Exhibit 2.3 attached hereto (a "Notice of Revolving Borrowing") (x) prior to 12:00 noon one (1) Business Day prior to the requested date of each Base Rate Borrowing and (y) prior to 12:00 noon three (3) Business Days prior to the requested date of each Eurocurrency Borrowing. Each Notice of Revolving Borrowing shall be irrevocable and shall specify: (i) the identity of the Borrower or Designated Borrower and the country (which shall be reasonably satisfactory to the Administrative Agent) from which the Borrower or Designated Borrower will make a Borrowing, (ii) the aggregate principal amount of such Borrowing, (iii) the date of such Borrowing (which shall be a Business Day),
(iv) the Type of such Revolving Loan comprising such Borrowing, and (v) in the case of a Eurocurrency Borrowing, the requested currency and duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each Revolving Borrowing shall consist entirely of Base Rate Loans or Eurocurrency Loans, as the Borrower may request. The aggregate principal amount of each Eurocurrency Borrowing shall be not less than $5,000,000 (or, if applicable, the Dollar Equivalent thereof in the Foreign Currency in which such Eurocurrency Borrowing is denominated) or a larger multiple of $1,000,000, (or, if applicable, the Dollar Equivalent thereof in the Foreign Currency in which such Eurocurrency Borrowing is denominated) and the aggregate principal amount of each Base Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $100,000; provided,
                                                                    --------
that Base Rate Loans made pursuant to Section 2.5 or Section 2.24(c) may be made
                                      -----------    ---------------
in lesser amounts as provided therein. At no time shall the total number of Eurocurrency Borrowings outstanding at any time exceed ten. In addition, at no time shall the total number of Eurocurrency Borrowings outstanding at any time denominated in a Foreign Currency exceed six. Promptly following the receipt of a Notice of Revolving Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Revolving Loan to be made as part of the requested Revolving Borrowing.

            Section 2.4. Swingline Commitment. Subject to the terms and
                         --------------------
conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower, from time to time from the Funding Date to the Swingline Termination Date, in an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the Swingline Commitment then in effect and (ii) the difference between the Aggregate Revolving Commitments and the sum of (x) the aggregate Revolving Credit Exposures of all Lenders and (y) the outstanding Competitive Bid Loans; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. The Borrower shall be entitled to borrow, repay and reborrow Swingline Loans in accordance with the terms and conditions of this Agreement.

             Section 2.5. Procedure for Swingline Borrowing; Etc. (a) The
                          ---------------------------------
Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Borrowing ("Notice of Swingline Borrowing") prior to 12:00 noon on the requested date of each Swingline Borrowing. Each Notice of Swingline Borrowing shall be irrevocable and shall specify: (i) the principal amount of such Swingline Loan, (ii) the date of such Swingline Loan (which shall be a Business Day) and (iii) the account of the Borrower to which the proceeds of such Swingline Loan should be credited. The Administrative Agent will promptly advise the Swingline Lender of each Notice of Swingline Borrowing. Each Swingline Loan shall accrue interest at the Swingline Rate and shall have an Interest Period (subject to the definition thereof) as agreed between the Borrower and the Swingline Lender. The aggregate principal amount of each Swingline Loan shall be not less than $500,000 or a larger multiple of $100,000, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. The Swingline Lender will make the proceeds of each Swingline Loan available to the Borrower in Dollars in immediately available funds at the account specified by the Borrower in the applicable Notice of Swingline Borrowing not later than 3:00 p.m. on the requested date of such Swingline Loan. The Administrative Agent will notify the Lenders on a quarterly basis if any Swingline Loans occurred during such quarter.

            (b) If (i) any Swingline Loan matures and remains unpaid; (ii) any Default or Event of Default occurs or (iii) the Swingline Lender's total amount of outstanding aggregate Revolving Credit Exposures and Swingline Loans exceed the Swingline Lender's Revolving Commitment, the Swingline Lender may, on behalf of the Borrower (which hereby irrevocably authorizes and directs the Swingline Lender to act on its behalf), give a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders (including the Swingline Lender) to make Base Rate Loans in an amount equal to the unpaid principal amount of any Swingline Loan.

Each Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Lender in accordance with Section 2.8, which will be used solely for the
                          -----------
repayment of such Swingline Loan.

            (c) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Swingline Lender) shall purchase an undivided participating interest in such Swingline Loan in an amount equal to its Pro Rata Share thereof on the date that such Base Rate Borrowing should have occurred. On the date of such required purchase, each Lender shall promptly transfer, in immediately available funds, the amount of its participating interest to the Administrative Agent for the account of the Swingline Lender. If such Swingline Loan bears interest at a rate other than the Base Rate, such Swingline Loan shall automatically become a Base Rate Loan on the effective date of any such participation and interest shall become payable on demand.

            (d) Each Lender's obligation to make a Base Rate Loan pursuant to
Section 2.5(b) or to purchase the participating interests pursuant to Section
--------------                                                        -------
2.5(c) shall be absolute and unconditional and shall not be affected by any
------
circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender's Revolving Commitment, (iii) the existence (or alleged existence) of any event or condition which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by the Borrower, the Administrative Agent or any Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof at the Federal Funds Rate. Until such time as such Lender makes its required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of the unpaid participation for all purposes of the Loan Documents. In addition, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans and any other amounts due to it hereunder, to the Swingline Lender to fund the amount of such Lender's participation interest in such Swingline Loans that such Lender failed to fund pursuant to this Section, until such amount has been purchased in full.

            Section 2.6. Competitive Bid Borrowings.
                         --------------------------

            (a) Competitive Bid Option. Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Borrower (for itself or on behalf of any Designated Borrower) may request the Lenders to submit Competitive Bids. Each Lender may, but shall have no obligation to, make such Competitive Bids, and the Borrower may (for itself or on behalf of any Designated Borrower), but shall have no obligation to, accept any such Competitive Bids. At no time shall the number of Competitive Bid Borrowings outstanding under this Section 2.6 exceed six in any case, and at no time shall
                       -----------
(i) the sum of the Dollar Equivalent of the aggregate principal amount of outstanding Competitive Bid Loans plus the Dollar Equivalent of the aggregate

Revolving Credit Exposures of all Lenders exceed the Aggregate Revolving Commitments or (ii) the Dollar Equivalent of the aggregate principal amount of the outstanding Revolving Loans and Competitive Bid Loans of all Lenders that have been funded in a Foreign Currency exceed the Foreign Currency Sublimit. A Lender's Competitive Bid Loans shall not be deemed to constitute usage of such Lender's Revolving Commitment.

            (b) Competitive Bid Requests. The Borrower (for itself or on behalf of any Designated Borrower) may request Competitive Bids by delivering a duly completed Competitive Bid Request to the Administrative Agent in writing (or by telephone, immediately confirmed in writing), not later than 12:00 noon (x) one
(1) Business Day prior to the proposed date of the related Competitive Bid Fixed Rate Borrowing, or (y) three (3) Business Days prior to the proposed date of the related Competitive Bid Eurocurrency Borrowing. Each Competitive Bid Request shall specify (i) the proposed date of such Borrowing (which shall be a Business
Day), (ii) the identity of the Borrower or Designated Borrower and the country (which shall be reasonably satisfactory to the Administrative Agent) from which the Borrower or Designated Borrower will make such Borrowing, (iii) the aggregate amount of such Borrowing (which shall be in a minimum principal amount of $5,000,000 (or, if applicable, the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Eurocurrency Borrowing is denominated) or a larger multiple of $1,000,000) (or, if applicable, the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Eurocurrency Borrowing is denominated), (iv) if such Borrowing is a Eurocurrency Borrowing, the requested currency and duration of the Interest Period or Interest Periods applicable thereto (subject to the provisions of the definition of Interest Period), and (v) whether the Competitive Bids requested are to set forth a Competitive Bid Margin or a Fixed Rate. A Competitive Bid Request which does not conform substantially to the form of Exhibit 2.6-A may be rejected by the
                                     -------------
Administrative Agent in its sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy. The Borrower (for itself or on behalf of any Designated Borrower) may request Competitive Bids for up to three (3) different Interest Periods in each Competitive Bid Request; provided, that the request for each separate Interest Period shall be deemed to
--------
be a separate Competitive Bid Request for a separate Competitive Bid Borrowing. No Competitive Bid Request shall be given within five (5) Business Days of any other Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Promptly after its receipt of a Competitive Bid Request which is not rejected as aforesaid, the Administrative Agent shall promptly notify each Lender the details thereof by telecopy, inviting the Lenders to submit Competitive Bids, in a notice substantially similar to the form of Exhibit
                                                                   -------
2.6-B.
-----

            (c) Competitive Bids.

            (i) Each Lender may, but shall have no obligation to, submit one or more Competitive Bids, each containing an irrevocable offer to make a Competitive Bid Loan in response to a Competitive Bid Request; provided, that if
                                                               --------
the Borrower's Competitive Bid Request (for itself or on behalf of any Designated Borrower) specified more than one Interest Period, such Lender may make a single submission containing a separate offer for each Interest Period and each such separate offer shall be deemed to be a separate Competitive Bid. Each Competitive Bid by a Lender must be received by the Administrative Agent by telecopy not later than (x) in the case of a Competitive Bid

Eurocurrency Borrowing, 10:30 a.m. on the third Business Day prior to the proposed date of Borrowing, and (y) in the case of an Competitive Bid Fixed Rate Borrowing, 9:00 a.m. on the day of the proposed Borrowing; provided, that if the
                                                           --------
Administrative Agent (or any Affiliate of the Administrative Agent) elects to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least 15 minutes prior to the deadline for the other Lenders.

            (ii) Each Competitive Bid shall specify (A) the principal amount (which shall be a minimum principal amount of $5,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) or a larger multiple of $1,000,000) (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) of each Competitive Bid Loan and the Interest Period applicable thereto and the aggregate principal amount of all Competitive Bid Loans for all Interest Periods (which principal amount may be greater than the Revolving Commitment of such Lender but which may not exceed the aggregate principal amount of Competitive Bid Loans for each Interest Period for which Competitive Bid Requests were requested) and (B) the Competitive Bid Rate or Rates at which such Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places). Competitive Bids that do not conform substantially to Exhibit 2.6-C may be
                                                      -------------
rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as possible.

            (iii) No Competitive Bid shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Request, and in particular, no Competitive Bid may be conditioned upon the acceptance by the Borrower (for itself or on behalf of any Designated Borrower) of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which the Competitive Bid was made.

            (iv) After the Competitive Bids have been submitted, the Administrative Agent shall promptly notify by telecopy the Borrower of (A) the aggregate principal amount of the Competitive Bid Borrowing for which offers have been received and (B) the principal amounts and Competitive Bid Rates so offered by each Lender (and the identity of such Lender).

            (d) Acceptance by Borrower. Subject only to the provisions of this paragraph, the Borrower (for itself or on behalf of any Designated Borrower) may accept or reject any Competitive Bid. The Borrower (for itself or on behalf of any Designated Borrower) shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurocurrency Competitive Bid Borrowing, not later than 12:30 p.m. three Business Days before the date of the proposed Competitive Bid Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:00 a.m. on the proposed date of the Competitive Bid Borrowing; provided, that (i) the failure
                                                --------
of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower (for itself or on behalf of any Designated Borrower) shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower (for itself or on behalf of any Designated Borrower) shall not exceed the aggregate amount of the requested Competitive Bid Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower (for itself or on behalf of any Designated Borrower) may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Bid Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) and an integral multiple of $1,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated); provided, further,
                                                             --------  -------
that if a Competitive Bid Loan must be in an amount less than $5,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) because of the provisions of clause (iv) above, such Competitive Bid Loan may be for a minimum of $1,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 (or the Dollar Equivalent thereof in the Foreign Currency in which such Competitive Bid Loan is denominated) in a manner determined by the Borrower. A notice given by the Borrower (whether for itself or on behalf of any Designated Borrower) pursuant to this paragraph shall be irrevocable.

            (e) The Administrative Agent shall promptly notify by telecopy each Lender that made a Competitive Bid whether its Competitive Bid was accepted (and if so, the amount and the Competitive Bid Rate so accepted), and each successful bidding Lender will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Bid Loan in respect of which its Competitive Bid was accepted. Upon determination by the Administrative Agent of the Adjusted LIBOR applicable to any Competitive Bid Eurocurrency Borrowing, to be made by a Lender pursuant to a Competitive Bid which has been accepted, the Administrative Agent shall notify the Borrower (for itself or on behalf of any Designated Borrower) and such Lender of such applicable Adjusted LIBOR. With respect to Competitive Bid Eurocurrency Loans, each such Lender shall, not later than 11:00
a. m. on the date specified for the making of such Competitive Bid Loan, make the amount of such Loan available to the Administrative Agent at the Payment Office in immediately available funds for the account of the Borrower or any Designated Borrower and the amount so received by the Administrative Agent shall be made available to the Borrower or any Designated Borrower in immediately available funds at the account specified by the Borrower or any Designated Borrower to the Administrative Agent not later than 1:00 p.m. on such date. The amount so received by the Administrative Agent shall be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 p.m. at the account specified by the Borrower or any Designated Borrower to the Administrative Agent

            Section 2.7. Multi-Currency Borrowings. The Borrower may request
                         -------------------------
funding of Eurocurrency Borrowings in any applicable Foreign Currency; provided, however, that no Eurocurrency Borrowings denominated in the French Franc, Italian Lira, Deutschmark, Dutch Gilder, or Spanish Peseta will be made after September 30, 2001. Any such Eurocurrency Loans denominated in the French Franc, Italian Lira, Deutschmark, Dutch Gilder or Spanish Peseta outstanding on September 30, 2001 shall be immediately repaid by the Borrower or Designated Borrower, as the case may be (and may then be reborrowed in Euros).

            Section 2.8. Funding of Borrowings.
                         ---------------------

            (a) Each Lender will make available each Borrowing in Dollars of Eurocurrency Loans and Competitive Bid Fixed Rate Loans to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 11:00 a.m. to the Administrative Agent at the Payment Office; provided,
                                                                       --------
that the Swingline Loans will be made as set forth in Section 2.5. If such
                                                      -----------
Borrowing is a Eurocurrency Borrowing denominated in a Foreign Currency, not later than 2:00 p.m. (local time at the bank where the applicable Foreign Currency Payment Account is maintained) each Lender will make available its Pro Rata Share of such Borrowing, in funds immediately available in the applicable Foreign Currency Payment Account for the benefit of the Administrative Agent and according to the payment instructions of the Administrative Agent. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent.

             (b) Unless the Administrative Agent shall have been notified by any Lender prior to 5 p.m. one (1) Business Day prior to the date of a Borrowing in which such Lender is participating that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at a rate per annum equal to the Administrative Agent's cost of funds for such amount for up to two (2) days and thereafter at the rate specified for such Borrowing. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

            (c) All Revolving Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

            Section 2.9. Interest Elections; Conversions; Continuations.
                         ----------------------------------------------

            (a) Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing, and in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing (subject to satisfaction of any conditions applicable to Borrowings of that Type), and in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This
Section 2.9 shall NOT apply to Eurocurrency Borrowings denominated in a Foreign
-----------
Currency (other than continuations in the same Foreign Currency which shall be permitted), Competitive Bid Borrowings or Swingline Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing (a "Notice of Conversion/Continuation") that is to be converted or continued, as the case may be, (x) prior to 12:00 noon one (1) Business Day prior to the requested date of a conversion into a Base Rate Borrowing and (y) prior to 12:00 noon three (3) Business Days prior to a continuation of or conversion into a Eurocurrency Borrowing. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Continuation/Conversion applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Continuation/Conversion, which shall be a Business Day, (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurocurrency Borrowing; and (iv) if the resulting Borrowing is to be a Eurocurrency Borrowing, the requested currency which shall be the same currency as the original Borrowing and the duration of the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period". If any such Notice of Continuation/Conversion requests a Eurocurrency Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurocurrency Borrowings and Base Rate Borrowings set forth in Section 2.3.
                                                              -----------

            (c) If, on the expiration of any Interest Period in respect of any Eurocurrency Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a Eurocurrency Borrowing if a Default or an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Eurocurrency Loans shall be permitted except on the last day of the Interest Period in respect thereof.

            (d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            Section 2.10. Optional Reduction and Termination of Commitments.
                          -------------------------------------------------

            (a) Unless previously terminated, all Revolving Commitments shall terminate on the Commitment Termination Date, except that the Swingline Commitment shall terminate on the Swingline Termination Date.

            (b) Upon at least three (3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), the Borrower may reduce the Aggregate Revolving Commitments in part or terminate the Aggregate Revolving Commitments in whole; provided, that (i) any partial reduction shall apply to reduce
          --------
proportionately and permanently the Revolving Commitment of each Lender, (ii) any partial reduction pursuant to this Section 2.10 shall be in an amount of at
                                       ------------
least $5,000,000 and any larger multiple of $1,000,000, and (iii) no such reduction shall be permitted which would reduce the Aggregate Revolving Commitments to an amount less than the Dollar Equivalent of the outstanding Revolving Credit Exposures of all Lenders (determined in accordance with
Section 10.14) plus the Dollar Equivalent of the outstanding principal amount of
-------------
all Competitive Bid Loans (determined in accordance with Section 10.14).
                                                         -------------

            Section 2.11. Repayment of Loans.
                          ------------------

            (a) The outstanding principal amount of all Revolving Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Commitment Termination Date; provided, however, the outstanding principal amount of all Eurocurrency Loans denominated in a Foreign Currency shall be due and payable (together with accrued and unpaid interest thereon) on the last day of the Interest Period.

            (b) The principal amount of each Competitive Bid Borrowing shall be due and payable (together with accrued and unpaid interest thereon) on the earlier of (i) the last day of the Interest Period applicable to such Borrowing and (ii) the Commitment Termination Date.

            (c) The principal amount of each Swingline Borrowing shall be due and payable (together with accrued interest thereon) on the earlier of (i) the last day of the Interest Period applicable to such Borrowing and (ii) the Swingline Termination Date.

            (d) On each date on which the Aggregate Revolving Commitments are reduced pursuant to Section 2.10, the Borrower shall repay or prepay such
                    ------------
principal amount of the outstanding Loans, if any (together with interest accrued thereon), as may be necessary so that after such repayment or payment the Dollar Equivalent of the aggregate outstanding Revolving Loans (determined in accordance with Section 10.14) do not exceed the Aggregate Revolving
                   -------------
Commitments as then reduced.

            (e) If the Administrative Agent determines that, as of any Calculation Date, (i) the sum of the Dollar Equivalent of the aggregate principal amount of outstanding Revolving Loans, Swingline Loans, Competitive Bid Loans and LC Exposures exceeds 105% of the Aggregate Revolving Commitment then in effect, or (ii) the sum of the Dollar Equivalent of the aggregate principal amount of outstanding Revolving Loans and Competitive Bid Loans denominated in a Foreign Currency exceeds 105% of the Foreign Currency Sublimit, then, in either case, the Borrower shall prepay Revolving Loans and/or Competitive Bid Loans in an aggregate amount sufficient to eliminate such excess no later than the second Business Day following such notice. Promptly upon determining the need to make any such prepayment, the Administrative Agent shall notify the Borrower of such required prepayment and of the identity of the particular Revolving Loans and/or Competitive Bid Loans to be prepaid. Any mandatory prepayment of Revolving Loans and/or Competitive Bid Loans pursuant hereto shall not be limited by the notice provision for prepayment set forth in
Section 2.13. Each such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the Loans prepaid and any applicable breakage fees and funding losses pursuant to Section 2.20.

            Section 2.12. Evidence of Indebtedness. (a) Each Lender shall
                          ------------------------
maintain in accordance with its usual practice appropriate records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Revolving Commitment of each Lender, (ii) the amount and currency of each Loan made hereunder by each Lender, the Class and Type thereof and the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.9, (iv) the date of each conversion of all or a
                    -----------
portion thereof to another Type pursuant to Section 2.9, (v) the date and amount
                                            -----------
of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that
                                                                 --------
the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

            (b) At the request of any Lender (including the Swingline Lender) at any time, the Borrower agrees that it will execute and deliver to such Lender a Revolving Credit Note, and/or a Competitive Bid Note and, in the case of the Swingline Lender only, a Swingline Note, payable to the order of such Lender.

            Section 2.13. Optional Prepayments.
                          --------------------

            (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i)
in the case of prepayment of any Eurocurrency Borrowing, 12:00 noon not less than three (3) Business Days prior to any such prepayment, (ii) in the case of any prepayment of any Base Rate Borrowing, not less than one Business Day prior to the date of such prepayment, and (iii) in the case of Swingline Borrowings, prior to 12:00 noon on the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.14(e); provided, that if a Eurocurrency Borrowing is
                ---------------  --------
prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section
                                                                      -------
2.20. Each partial prepayment of any Loan (other than a Swingline Loan) shall be
----
in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type pursuant to Section 2.3 or in the case of a Swingline
                                       -----------
Loan pursuant to Section 2.5. Each prepayment of a Borrowing shall be applied
                 -----------
ratably to the Loans comprising such Borrowing.

            (b) The Borrower may not prepay any Competitive Bid Loan except with the prior written consent of the affected Lender.

            Section 2.14. Interest on Loans.
                          -----------------

            (a) The Borrower shall pay interest (i) on each Base Rate Loan at the Base Rate in effect from time to time, and (ii) on each Eurocurrency Loan at the Adjusted LIBOR for the applicable Interest Period in effect for such Loan, plus, in each case, the Applicable Margin in effect from time to time.

            (b) The Borrower shall pay interest (i) on each Competitive Bid Eurocurrency Loan at the Adjusted LIBOR for the applicable Interest Period in effect for such Loan, plus (or minus) the Competitive Bid Margin quoted by the Lender making such Loan pursuant to Section 2.6(c) and accepted by the Borrower
                                    --------------
pursuant to Section 2.6(d), and (ii) on each Competitive Bid Fixed Rate Loan, at
            --------------
the Fixed Rate quoted by the Lender making such Loan pursuant to Section 2.6(c)
                                                                 --------------
and accepted by the Borrower pursuant to Section 2.6(d).
                                         --------------

            (c) The Borrower shall pay interest on each Swingline Loan at the Swingline Rate in effect from time to time.

            (d) While an Event of Default exists or after acceleration, at the option of the Required Lenders, the Borrower shall pay interest ("Default Interest") with respect to all Eurocurrency Loans and Competitive Bid Fixed Rate Loans at the rate otherwise applicable for the then-current Interest Period plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans (including all Swingline Loans) and all other Obligations hereunder (other than Loans), at an all-in rate in effect for Base Rate Loans, plus an additional 2% per annum.

            (e) Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Commitment Termination Date. Interest on all outstanding Eurocurrency Loans and all outstanding Competitive Bid Fixed Rate Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Eurocurrency Loans and Competitive Bid Fixed Rate Loans having an Interest Period in excess of three months or 90 days, respectively, on each day which occurs every three months or 90 days, as the case may be, after the initial date of such Interest Period, and on the Commitment Termination. Interest on each Swingline Loan shall be payable on the maturity date of such Loan, which shall be the last day of the Interest Period applicable thereto, and on the Swingline Termination Date. Interest on any Loan which is converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

            (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error.

            Section 2.15. Fees.
                          ----

            (a) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon by the Borrower and the Administrative Agent.

            (b) Facility Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Percentage (determined daily in accordance with Schedule I) on the daily amount of the Revolving Commitment (whether used or unused) of such Lender from the Execution Date through the Commitment Termination Date; provided, that
                                                                 --------
if such Lender continues to have any Revolving Credit Exposure after the Commitment Termination Date, then the facility fee shall continue to accrue from and after the Commitment Termination Date to the date that all of such Lender's Revolving Credit Exposure has been paid in full. Accrued facility fees shall be payable in arrears on the last day of each March, June, September and December of each year and on the Commitment Termination Date, commencing on the first such date after the Execution Date; provided, further, that any facility fees
                                    --------  -------
accruing after the Commitment Termination Date shall be payable on demand.

            (c) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to its participation in each Letter of Credit, which shall accrue at the Applicable Percentage then in effect on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to such Letter of Credit during the period from and including the date of issuance of such Letter of Credit to but excluding the date on which such Letter expires or is drawn in full (including without limitation any LC Exposure that remains outstanding after the

Commitment Termination Date) and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to Unreimbursed LC Disbursements) during the Availability Period (or until the date that such Letter of Credit is irrevocably cancelled, whichever is later), as well as the Issuing Bank's standard fees with respect to issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

            (d) Payments. Accrued fees shall be payable quarterly in arrears on the last day of each of March, June, September and December, commencing on September 30, 2001 and on the Commitment Termination Date (and if later, the date the Loans and LC Exposure shall be repaid in their entirety).

            Section 2.16. Computation of Interest and Fees. Interest based on
                          --------------------------------
the prime lending rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and all fees shall be computed on the basis of a year of 360 days (except for any Eurocurrency Loans outstanding in British pounds sterling, which shall be computed on the basis of a year of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest amount or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

            Section 2.17. Inability to Determine Interest Rates. If prior to the
                          -------------------------------------
commencement of any Interest Period for any Eurocurrency Borrowing,

            (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining the LIBOR Rate for such Interest Period, or

            (ii) the Administrative Agent shall have received notice from the Required Lenders (or in the case of a Eurocurrency Competitive Bid Loan, the Lender required to make such Loan) that the Adjusted LIBOR does not adequately and fairly reflect the cost to such Lenders (or Lender, as the case may be) of making, funding or maintaining their (or its, as the case may be) Eurocurrency Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders (or in the case of a Eurocurrency Competitive Bid Loan, the affected Lender) as soon as practicable thereafter. In the case of a Eurocurrency Competitive Bid Borrowing, the related Competitive Bid Request shall be cancelled and the Lender or Lenders shall not have any obligation to make such Eurocurrency Competitive Bid Borrowing. In the case of Eurocurrency Loans, until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurocurrency Revolving Loans or to continue or convert outstanding Loans as or into Eurocurrency Loans shall be suspended and (ii) all such affected Loans shall automatically, on the last day of the then current Interest Period applicable thereto unless the Borrower or the applicable Designated Borrower prepays such Loans in accordance with this Agreement, (A) if such Loans are Eurocurrency Loans, be converted into Base Rate Loans and (B) if such Loans are Eurocurrency Loans denominated in a Foreign Currency, be exchanged for the Dollar Equivalent thereof and converted into Base Rate Loans. Unless the Borrower notifies the Administrative Agent at least one Business Day before the date of any Eurocurrency Revolving Borrowing for which a Notice of Revolving Borrowing has previously been given that it elects not to borrow on such date, then such Revolving Borrowing shall be made as a Base Rate Borrowing.

             Section 2.18. Illegality. If any Change in Law shall make it
                           ----------
unlawful or impossible for any Lender to make, maintain or fund any Eurocurrency Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurocurrency Revolving Loans or to continue or convert outstanding Loans as or into Eurocurrency Loans shall be suspended. In the case of the making of a Eurocurrency Revolving Borrowing, such Lender's Revolving Loan shall be made as a Base Rate Loan as part of the same Revolving Borrowing for the same Interest Period and if the affected Eurocurrency Loan is then outstanding, such Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurocurrency Loan if such Lender may lawfully continue to maintain such Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such Eurocurrency Loan to such date. In the case of the making of a Eurocurrency Revolving Borrowing denominated in a Foreign Currency, such Lender's Revolving Loan shall be made as a Base Rate Loan as part of the same Revolving Borrowing for the same Interest Period and if the affected Loan is then outstanding, such Loan shall be exchanged for the Dollar Equivalent thereof and converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Loan if such Lender may lawfully continue to maintain such Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

            Section 2.19. Increased Costs.
                          ---------------

            (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBOR hereunder against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBOR ) or the Issuing Bank; or

            (ii) impose on any Lender or on the Issuing Bank or the eurocurrency interbank market any other condition affecting this Agreement or any Eurocurrency Loans made by such Lender or any Letter of Credit or any participation therein;

and the result of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a Eurocurrency Loan, or to increase the cost to such Lender or the Issuing Bank of participating in or issuing any Letter of Credit or to reduce the amount received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, within five Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital (or on the capital of such Lender's or the Issuing Bank's parent corporation) as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies or the policies of such Lender's or the Issuing Bank's parent corporation with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation for any such reduction suffered.

            (c) If and so long as any Lender is required to make special deposits with the Bank of England, to maintain reserve asset ratios or to pay fees, in each case in respect of such Lender's Eurocurrency Loans denominated in any Foreign Currency, such Lender may require the Borrower to pay, contemporaneously with each payment of interest on each of such Loans, additional interest on such Loan at a rate per annum equal to the Mandatory Costs Rate calculated in accordance with the formula and in the manner set forth in Exhibit 2.19 hereto.
   ------------

            (d) If and so long as any Lender is required to comply with reserve assets, liquidity, cash margin or other requirements of any monetary or other authority (including any such requirement imposed by the European Central Bank or the European System of Central Banks, but excluding requirements reflected in the Statutory Reserve Rate or the Mandatory Costs Rate) in respect of any of such Lender's Eurocurrency Loans denominated in a Foreign Currency, such Lender may require the Borrower to pay, contemporaneously with each payment of interest on each of such Loans subject to such requirements, additional interest on such Loan at a rate per annum specified by such Lender to be the cost to such Lender of complying with such requirement in relation to such Loan.

            (e) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation, as the case may be, specified in paragraph (a), (b), (c) or (d) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender or the Issuing Bank, as the case may be, such amount or amounts within 10 days after receipt thereof.

             (f) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender or the Issuing Bank under this Section for any increased costs or reductions incurred more than 120 days prior to the date that such Lender or the Issuing Bank notifies the Borrower of such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor.

            Section 2.20. Funding Indemnity. In the event of (a) the payment of
                          -----------------
any principal of a Eurocurrency Loan or a Competitive Bid Fixed Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure by the Borrower to borrow, prepay, convert or continue any Eurocurrency Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), or (d) the failure by the Borrower to borrow any Competitive Bid Loan after accepting the Competitive Bid to make such Loan, then, in any such event, the Borrower shall compensate each Lender, within five (5) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Eurocurrency Loan if such event had not occurred at the Adjusted LIBOR applicable to such Eurocurrency Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurocurrency Loan) over (B) the amount of interest that would accrue on the principal amount of such Eurocurrency Loan for the same period if the Adjusted LIBOR were set on the date such Eurocurrency Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Eurocurrency Loan. In the case of a Competitive Bid Fixed Rate Loan, such compensation shall include the amount of such losses, costs or expenses as the Lender which made such Competitive Bid Fixed Rate Loan may reasonably incur by reason of such prepayment or failure to borrow, including any such losses, costs or expenses incurred in obtaining, liquidating or employing deposits from third parties. A certificate as to any additional amount payable under this Section 2.20 submitted to the Borrower by any Lender shall be conclusive, absent manifest error.

            Section 2.21. Taxes.
                          -----

            (a) Any and all payments by or on account of any obligation of the Borrower or any Designated Borrower hereunder shall be made free and clear of and without deduction for any

Indemnified Taxes or Other Taxes; provided, that if the Borrower or any
                                  --------
Designated Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or the Issuing Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower or such Designated Borrower shall make such deductions and
(iii) the Borrower or such Designated Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower or any Designated Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower or any Designated Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within five (5) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any Designated Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any Designated Borrower to a Governmental Authority, the Borrower or such Designated Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Each Foreign Lender shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit all payments under this Agreement to be made without withholding. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two (2) duly completed copies of Internal Revenue Service Form W-8ECI or W-8BEN, or any successor form thereto, as the case may be, certifying in each case that such Foreign Lender is entitled to receive payments made by the Borrower or any Designated Borrower hereunder and under the Notes payable to it, without deduction or withholding of any United States federal income taxes and (ii) a duly completed Internal Revenue Service Form W-8 or W-9, or any successor form thereto, as the case may be, to establish an exemption from United State backup withholding tax. Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each such Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose) which notice shall create in Borrower the right to replace such Lender pursuant to Section 2.23 hereof.
                                             ------------

            (f) Each Lender agrees upon the request of the Borrower and at the Borrower's expense to complete, accurately and in a manner reasonably satisfactory to the Borrower and the Administrative Agent, and to execute, arrange for any required certification of, and deliver to the Borrower (with a copy to the Administrative Agent) (or to such government or taxing authority as the Borrower or Administrative Agent reasonably directs), any other form or document that may be required under the laws of any jurisdiction outside the United States to allow the Borrower or any Designated Borrower to make a payment under this Agreement or the other Loan Documents without any deduction or withholding for or on account of any taxes of the type described in Section 2.21
                                                                    ------------
hereof or with any such deduction or withholding for or on account of such taxes at a reduced rate, in each case so long as such Lender is (i) legally entitled to provide such certification and deliver such form or document and (ii) such action is consistent with its overall tax policies and is not otherwise, in the judgment of such Lender, impractical or disadvantageous in any material respect to such Lender.

            (g) Notwithstanding any provision of Section 2.21 above to the
                                                 ------------
contrary, the Borrower shall not have any obligations to pay any taxes or to indemnify any Lender for such taxes pursuant to this Section 2.21 to the extent
                                                     ------------
that such taxes result from (i) the failure of any Bank to comply with its obligations pursuant to Section 2.21(f) or (ii) any representation made on Form
                        ---------------
1001, 4224 or W-8 or successor applicable form or certification by any Lender incurring such taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made or (iii) such Lender changing its Applicable Lending Office to a jurisdiction in which such taxes arise, except to the extent in the judgment of such Lender such change was required by the terms of this Agreement.

            (h) To the extent that the payment of any Lender's Indemnified Taxes or Other Taxes by the Borrower hereunder gives rise from time to time to a Tax Benefit to such lender in any jurisdiction other than the jurisdiction which imposed such Indemnified Taxes or Other Taxes, such Lender shall pay to the Borrower the amount of each such Tax Benefit so recognized or received. The amount of each Tax Benefit and, therefore, payment to the Borrower will be determined from time to time by the relevant Lender in its sole discretion, which determination shall be binding and conclusive on all parties hereto. Each such payment will be due and payable by such Lender to the Borrower within a reasonable time after the filing of the tax return in which such Tax Benefit is recognized or, in the case of any tax refund, after the refund is received; provided, however, if at any time thereafter such Lender is required to rescind such Tax Benefit or such Tax Benefit is otherwise disallowed or nullified, the Borrower shall promptly, after notice thereof from such Lender, repay to such Lender the amount of such Tax Benefit previously paid to such Lender and which has been rescinded, disallowed or nullified. For purposes hereof, the term "Tax Benefit" shall mean the amount by which any Lender's income tax liability for the taxable period in question is reduced below what would have been payable had the Borrower not been required to pay such Lender's taxes hereunder.

            Section 2.22. Payments Generally; Pro Rata Treatment; Sharing of
                          --------------------------------------------------
Set-offs.
--------

            (a) The Borrower or any Designated Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.19,
                                                               ------------
2.20 or 2.21, or otherwise) (i) prior to 12:00 noon, in the case of payments in
----    ----
Dollars, and (ii) no later than the close of business (at the bank where the applicable Foreign Currency Payment Account is maintained) in the case of payments in a Foreign Currency, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office or at the applicable Foreign Currency Payment Account, as the case may be, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.19, 2.20 and 2.21 and 10.3 shall be made directly to the Persons
   -------------  ----     ----     ----
entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars; provided, however, that all payments of principal and interest with respect to Eurocurrency Loans denominated in a Foreign Currency shall be made in the Foreign Currency in which the related Loan was made. If the Borrower or any Designated Borrower is unable for any reason to effect payment in a Foreign Currency as required by this Agreement or if the Borrower or any Designated Borrower shall default on a Eurocurrency Loan denominated in a Foreign Currency, each Lender may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In the case in which the Borrower or any Designated Borrower shall make such payment in Dollars, the Borrower or such Designated Borrower agrees to hold such Lender harmless from any loss incurred by such Lender arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

            (c) If any Lender shall, by exercising any right of set-of or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided, that (i) if
                                                        --------
any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.5(b), 2.24(c) or (d), 2.8(b), 2.22(d) or 10.3(d),
                  --------------  -------    ---  ------  -------    -------
then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            Section 2.23. Mitigation of Obligations; Replacement of Lenders.
                          -------------------------------------------------

            (a) If any Lender requests compensation under Section 2.19, or if
                                                          ------------
the Borrower or any Designated Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.21, then such Lender shall use reasonable efforts to
            ------------
designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under
Section 2.19 or Section 2.21, as the case may be, in the future and (ii) would
------------    ------------
not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower and any Designated Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment.

            (b) If any Lender requests compensation under Section 2.19, or if
                                                          ------------
the Borrower is required to pay any additional amount to any Lender or any Governmental Authority of the account of any Lender pursuant to Section 2.21, or
                                                                ------------
any Lender is unable to make Eurocurrency Loans for the reasons set forth in
Section 2.18 or because it is unwilling to accept a proposed Designated Borrower
------------
because it is unwilling or unable to obtain additional licenses or franchises to enable it to make such requested Loan or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 10.4(b) all its interests,
                                         ---------------
rights and obligations under this Agreement (other than any outstanding Competitive Bid Loans held by such Lender) to an assignee that shall assume such obligations (which assignee may be another Lender); provided, that (i) the
                                                    --------
Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal amount of all Loans (other than any outstanding Competitive Bid Loans) owed to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (in the case of such outstanding principal and accrued interest) and from the Borrower (in the case of all other amounts) and (iii) in the case of a claim for compensation under Section 2.19 or payments required to
                                           ------------
be made pursuant to Section 2.21, such assignment will result in a reduction in
                    ------------
such compensation or payments. A Lender shall not be required to make any such assignment and delegation if , prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

            Section 2.24. Letters of Credit.
                          -----------------

            (a) During the Availability Period, the Issuing Bank, in reliance upon the agreements of the other Lenders pursuant to Section 2.24(d), agrees to
                                                     ---------------
issue, at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i)
                                                            --------
each Letter of Credit shall be a standby letter of credit which shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Commitment Termination Date; (ii) each Letter of Credit shall be in a stated amount of at least $500,000; and (iii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the aggregate LC Exposure would exceed the LC Commitment or (B) the aggregate LC Exposure, plus
                                                                          ----
the aggregate outstanding Revolving Loans
of all Lenders, plus the outstanding Swingline Loans, plus the outstanding
                ------------------------------------------
Competitive Bid Loans would exceed the Aggregate Revolving Commitments. Upon the issuance of each Letter of Credit each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank without recourse a participation in such Letter of Credit equal to such Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. Each issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Lender by an amount equal to the amount of such participation.

            (b) To request the issuance of a Letter of Credit (or any amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall give the Issuing Bank and the Administrative Agent irrevocable written notice at least three (3) Business Days prior to the requested date of such issuance specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended or renewed, as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition to the satisfaction of the conditions in Article III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that such Letter of Credit shall be in such form and contain such terms as the Issuing Bank shall approve and that the Borrower shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Issuing Bank shall reasonably require; provided, that in the event of any
                                           --------
conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control.

            (c) At least two Business Days prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received such notice and if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Issuing Bank is to issue the requested Letter of Credit (1) directing the Issuing Bank not to issue the Letter of Credit because such issuance is not then permitted hereunder because of the limitations set forth in Section 2.24(a) or that one or
                                                  ---------------
more conditions specified in Article III are not then satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue such Letter of Credit in accordance with the Issuing Bank's usual and customary business practices.

            (d) The Issuing Bank shall examine all documents purporting to represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Issuing Bank shall notify the Borrower and the Administrative Agent of such demand for payment and whether the Issuing Bank has made or will make a LC Disbursement thereunder; provided, that any failure to
                                                --------
give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank for any LC Disbursements paid by the Issuing Bank in respect of such drawing, without presentment, demand or other formalities of any kind. Unless the Borrower shall have notified the Issuing Bank and the Administrative Agent prior to 11:00 a.m. on the Business Day immediately prior to the date on which such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing in funds other than from the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders to make a Base Rate Borrowing on the date on which such drawing is honored in an exact amount due to the Issuing Bank; provided, that for purposes solely of such Borrowing, the
                  --------
conditions precedents set forth in Section 3.2 hereof shall not be applicable.
                                   -----------
The Administrative Agent shall notify the Lenders of such Borrowing in accordance with Section 2.3, and each Lender shall make the proceeds of its Base
                -----------
Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Issuing Bank in accordance with Section 2.8. The proceeds of
                                                   -----------
such Borrowing shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for such LC Disbursement.

            (e) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Issuing Bank) shall be obligated to fund the participation that such Lender purchased pursuant to subsection (a) in an amount equal to its Pro Rata Share of such LC Disbursement on and as of the date which such Base Rate Borrowing should have occurred. Each Lender's obligation to fund its participation shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Issuing Bank or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of the Aggregate Revolving Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries, (iv) any breach of this Agreement by the Borrower or any other Lender, (v) any amendment, renewal or extension of any Letter of Credit or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. On the date that such participation is required to be funded, each Lender shall promptly transfer, in immediately available funds, the amount of its participation to the Administrative Agent for the account of the Issuing Bank. Whenever, at any time after the Issuing Bank has received from any such Lender the funds for its participation in a LC Disbursement, the Issuing Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Administrative Agent or the Issuing Bank, as the case may be, will distribute to such Lender its Pro Rata Share of such payment; provided, that if such payment is required
                                    --------
to be returned for any reason to the Borrower or to a trustee, receiver, liquidator, custodian or similar official in any bankruptcy proceeding, such Lender will return to the Administrative Agent or the Issuing Bank any portion thereof previously distributed by the Administrative Agent or the Issuing Bank to it.

            (f) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (d) of this Section 2.24 on the due
                                                      ------------
date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Rate; provided, that if
                                                             --------
such Lender shall fail to make such payment to the Issuing Bank within three (3) Domestic Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Default Rate.

            (g) If any Event of Default shall occur and be continuing, on the Domestic Business Day that the Borrower receives notice from the Administrative Agent or the Required

Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided, that the obligation to deposit such cash collateral
                  --------
shall become effective immediately, and such deposit shall become immediately due and payable, with demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) or (h) of
Section 8.1. Such deposit shall be held by the Administrative Agent as
-----------
collateral in an interest bearing account (which account shall be chosen in the sole discretion of the Administrative Agent and at the Borrower's risk and expense) for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Interest and profits on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it had not been reimbursed and to the extent so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not so applied as aforesaid) shall be returned to the Borrower within three (3) Domestic Business Days after all Events of Default have been cured or waived.

            (h) Promptly following the end of each fiscal quarter, the Issuing Bank shall deliver (through the Administrative Agent) to each Lender and the Borrower a report describing the aggregate Letters of Credit outstanding at the end of such fiscal quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to such Lender any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

            (i) The Borrower's obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances:

                  (i) Any lack of validity or enforceability of any Letter of Credit or this Agreement;

                  (ii) The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                  (iii) Any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) Payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document to the Issuing Bank that does not comply with the terms of such Letter of Credit;

                  (v) Any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or

                  (vi) The existence of a Default or an Event of Default.

Neither the Administrative Agent, the Issuing Bank, the Lenders nor any Related Party of any of the foregoing shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided, that nothing in this Agreement, any Letter of Credit or any other Loan Document shall be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, that in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued and subject to applicable laws, performance under Letters of Credit by the Issuing Bank, its correspondents, and the beneficiaries thereof will be governed by the rules of the "International Standby Practices 1998" (ISP98) (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued)and to the extent not inconsistent therewith, the governing law of this Agreement set forth in Section 10.5.
                       ------------

            Section 2.25 Addition and Release of Designated Borrowers. Any of
                         --------------------------------------------
the Borrower's Wholly-Owned Subsidiaries, which are Consolidated Subsidiaries and otherwise reasonably acceptable to the Administrative Agent and their respective successors and permitted assigns (whether existing on the Funding Date or acquired or created thereafter) (individually, a "Designated Borrower" and collectively, the "Designated Borrowers") may elect to become a Designated Borrower hereunder at any time after delivering ten (10) Business Days' prior written notice thereof to the Administrative Agent and the Lenders and by executing and delivering to the Administrative Agent (which is accepted by the Administrative Agent) for delivery to each of the Lenders (i) an original Designated Borrower Acknowledgment and Agreement in the form of Exhibit H,
                                                                ---------
thereby becoming a party to this Agreement, (ii) the other items described in such Acknowledgment and Agreement, including, without limitation, the Notes described therein and (iii) an opinion letter of counsel acceptable to the Administrative Agent dated as of the date of such Acknowledgment and Agreement which cover substantially the opinions set forth in the forms of opinion attached as Exhibit G-1 and Exhibit G-2 and covering such additional matters
            -----------     -----------
relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request, including, without limitation, with respect to Borrowers located in jurisdictions outside of the State of Georgia, opinions regarding the Designated Borrowers comparable to those delivered on the Funding Date and confirming that the provisions of Section 10.5 are enforceable against
                                           ------------
such Designated Borrower under the laws applicable to such jurisdiction. Any Designated Borrower may elect to be released as a Designated Borrower hereunder at any time upon (i) payment in full of all Loans outstanding to such Borrower in immediately available funds (including any amounts owed in connection therewith under Sections 2.19, 2.20 and 2.21 and (ii) execution and delivery by
                -------------  ----     ----
such Designated Borrower to the Administrative Agent of an original Designated Borrower Notice of Withdrawal in the form of Exhibit I. Borrower hereby
                                             ---------
acknowledges that, among other things, the Administrative Agent may refuse to approve any proposed Designated Borrower if the proposed Designated Borrower is incorporated in a foreign jurisdiction and as a result thereof the making of any Loan to such Designated Borrower would require the Administrative Agent or any Lender to obtain additional licenses or franchises which such Person does not possess at the time of the requested Loan.

            Section 2.26. Extension of Commitments.
                          ------------------------

            (a) The Borrower may, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), given not more than one hundred twenty (120) days nor less than sixty (60) days prior to the first and second anniversary of the Execution Date, request that the Lenders extend the then scheduled Commitment Termination Date (the "Existing Date") for
                                                            -------------
an additional one-year period. Each Lender shall, by notice to the Borrower and the Administrative Agent given within fifteen (15) Business Days after the Borrower gives such notice, advise the Borrower and the Administrative Agent whether or not such Lender consents to the extension request (and any Lender which does not respond during such 15-Business-Day period shall be deemed to have advised the Borrower that it will not agree to such extension).

            (b) In the event that, on the 15th Business Day after Borrower gives the notice described in subsection (a) above, not all of the Lenders shall have agreed to extend their Revolving Commitments, the Borrower shall notify each of the consenting Lenders ("Consenting Lenders") of
                         ------------------
the amount of the Revolving Commitments of the non-extending Lenders ("Non-Consenting Lenders") and each of such Consenting Lenders shall, by notice
  ----------------------
to the Borrower and the Administrative Agent given within ten (10) Business Days after receipt of such notice, advise the Administrative Agent and Borrower whether or not such Lender wishes to purchase all or a portion of the Revolving Commitments of the Non-Consenting Lenders (and any Lender which does not respond during such 10-Business-Day period shall be deemed to have rejected such offer). In the event that more than one Consenting Lender agrees to purchase all or a portion of such Revolving Commitments, the Borrower and the Administrative Agent shall allocate such Revolving Commitments among such Consenting Lenders so as to preserve, to the extent possible, the relative pro rata shares of the Consenting Lenders of the Revolving Commitments prior to such extension request. If Consenting Lenders do not elect to assume all of the Revolving Commitments of the Non-Consenting Lenders, the Borrower shall have the right to arrange for one or more banks or other lending institutions (any such bank or lending institution being called a "New Lender"), to purchase the Revolving Commitment
                            ----------
of any Non-Consenting Lender. Each Non-Consenting Lender shall assign its Revolving Commitment and the Loans outstanding hereunder to the Consenting Lender or New Lender purchasing such Revolving Commitment in accordance with
Section 10.4, in return for payment in full of all principal, interest and other amounts owing to such Non-Consenting Lender hereunder, on or before the Existing Date and, as of the effective date of such assignment, shall no longer be a party hereto, provided that each New Lender shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). If (and only if) all of the Lenders (including New Lenders) holding Revolving Commitments representing at least 60% of the Aggregate Revolving Commitments on the date of such extension shall have agreed in accordance with the terms hereof to such extension (the "Continuing Lenders"), then (i) the Commitment Termination Date shall be extended for one additional year from the Existing Date and (ii) the Commitment of any Non-Consenting Lender which has not been assigned to a Consenting Lender or a New Lender shall terminate (with the result that the amount of the Aggregate Revolving Commitments shall be decreased by the amount of such Revolving Commitment), and all Loans of such Non-Consenting Lender shall become due and payable, together with all interest accrued thereon and all other amounts owed to such Non-Consenting Lender hereunder, on the Existing Date applicable to such Lender without giving effect to any extension of the Commitment Termination Date.

            (c) The effective date of any extension of the Commitment Termination Date shall be the date on which 60% of the Continuing Lenders have agreed to such extension in accordance with the terms of Section 2.26(b).

            (d) The extension by the Swing Line Lender of its Revolving Commitment pursuant to this Section 2.26. shall automatically extend the Swingline Commitment.

            (e) The Borrower understands that this Section has been included in this Agreement for the Borrower's convenience in requesting an extension and acknowledges that none of the Lenders nor the Administrative Agent has promised (either expressly or impliedly), nor has any obligation or commitment whatsoever, to extend the Commitment Termination Date at any time.

                                   ARTICLE III

              CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT
              ---------------------------------------------------

            Section 3.1. Conditions To Effectiveness. The obligations of the
                         ---------------------------
Lenders (including the Swingline Lender) to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2).
                   ------------

            (a) On the Funding Date, the Administrative Agent shall have received all fees and other amounts due and payable (other than those previously paid on or prior to the Execution Date), including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or SunTrust Equitable Securities Corporation, as Arranger.

            (b) The Administrative Agent (or its counsel) shall have received the following:

                  (i) on or prior to the Funding Date, a counterpart of this Agreement signed by or on behalf of each party thereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

                  (ii) on or prior to the Funding Date, duly executed Notes payable to such Lender;

                  (iii) on or prior to the Funding Date, a duly executed Subsidiary Guaranty Agreement and Indemnity and Contribution Agreement from each Subsidiary Loan Party ;

                  (iv) on or prior to the Execution Date, a certificate of the Secretary or Assistant Secretary of the Borrower, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of the Borrower executing the Loan Documents to which it is a party;

                  (v) on or prior to the Execution Date, certified copies of the articles of incorporation or other charter documents of the Borrower, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation of the Borrower and each other jurisdiction where the Borrower has its principal place of business;

                  (vi) on or prior to the Funding Date, a favorable written opinion of Kilpatrick Stockton LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, substantially in the form attached hereto as Exhibit G-1 hereof, and a favorable written
                              -----------
      opinion of the general counsel of the Loan Parties addressed to the

      Administrative Agent and each of the Lenders, substantially in the form attached hereto as Exhibit G-2;
                         -----------

                  (vii) on or prior to the Funding Date, a certificate of the Secretary or Assistant Secretary of the Borrower and each of the Subsidiary Loan Parties, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

                  (viii) on or prior to the Funding Date, certified copies of the articles of incorporation or other charter documents of the Borrower and each of the Subsidiary Loan Parties, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation of such Loan Party and each other jurisdiction where such Loan Party has its principal place of business;

                  (ix) on the Funding Date, a certificate, dated the Funding Date and signed by a Responsible Officer of the Borrower, confirming, among other things, compliance with the conditions of Section 3.1 and
                                                            -----------
      compliance with the conditions set forth in paragraphs (a), (b) and (c) of
      Section 3.2;
      -----------

                  (x) on or prior to the Funding Date, duly executed Notices of Borrowing, if applicable;

                  (xi) on or prior to the Funding Date, delivery of certified copy of the resolutions adopted by the respective boards of directors of the Borrower and Equifax, approving the Spin-off and Spin-off Payment;

                  (xii) on or prior to the Funding Date, delivery of certified copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and all Subsidiary Loan Parties in connection with the Loan Documents, the Spin-off, the Spin-off Payment, and the other transactions contemplated herein, including without limitation, the Form 10 Filing and the Information Statement;

                  (xiii) The pro forma financial condition of the Borrower and its Subsidiaries as of the Spin-off Closing Date (including the pro forma consolidated balance sheet), after giving effect to the Spin-off and the Spin-off Payment, is consistent in all material respects with the pro forma financial statements for the Borrower and its Subsidiaries included in the Form 10 Filing and Information Statement; and

                  (xiv) Administrative Agent shall have received such other documents, certificates or information with respect to the Borrower and any Subsidiary Loan Party guarantor and/or the Spin-off, as it or the Required Lenders may reasonably request.

            (c) No actions, suits or other legal proceedings shall be pending or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or any of its Consolidated Subsidiaries or Equifax (i) which challenge or contest the validity of the Spin-off or payment of the Spin-off Payment and which, singly, or in the aggregate, could be reasonably expected to have a Material Adverse Effect or (ii) which seek to enjoin or restrain the consummation of the Loan Documents, the Spin-off or the payment of the Spin-off Payment.

            (d) The Borrower and Equifax shall have made arrangements to pay the Spin-off Payment and effect the Spin-off, with the effectiveness of the Spin-off to occur no later than 11:59 p.m. one Business Day following the Funding Date, subject to no conditions or requirements other than the issuance of shares of the Borrower to the shareholders of Equifax as described in the Form 10 Filing and the passage of time (and the funding of such dividend with initial advances under the Loan Documents), and otherwise on terms consistent in all material respects with the terms of the Form 10 Filing and the Information Statement.

            (e) Since December 31, 2000, there shall have occurred no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, that have had, or are reasonably expected to have, a Material Adverse Effect.

            (f) Neither the Spin-off nor payment of the Spin-off Payment shall cause or result in the occurrence of any default or event of default under any material indebtedness of the Borrower or Equifax after giving effect to any consents obtained in connection with the Spin-off, or require any prepayment, repurchase or redemption of any indebtedness governed thereby, and the Borrower shall not be liable for the payment of any material indebtedness of Equifax.

            (g) The Borrower shall have a Senior Debt Rating of at least Baa3 issued by Moody's.

            Section 3.2. Each Credit Event. The obligation of each Lender to
                         -----------------
make a Loan on the occasion of any Borrowing and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

            (a) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall exist; and

            (b) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, extension or renewal of such Letter of Credit, in each case before and after giving effect thereto (except for such representations and warranties that expressly relate to a prior date); and

            (c) since the date of the most recent financial statements of the Borrower described in Section 5.1(a), there shall have been no change which has
                      --------------
had or could reasonably be expected to have a Material Adverse Effect.

            Each Borrowing and each issuance, amendment, extension or renewal of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs
(a), (b) and (c) of this Section 3.2.
                         -----------

            Section 3.3. Delivery of Documents. All of the Loan Documents,
                         ---------------------
certificates, legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory in all respects to the Administrative Agent.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

            The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

            Section 4.1. Existence; Power. The Borrower and each of its
                         ----------------
Consolidated Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

            Section 4.2. Organizational Power; Authorization. The execution,
                         -----------------------------------
delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, stockholder, action. This Agreement has been duly executed and delivered by the Borrower, and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, valid and binding obligations of the Borrower or such Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            Section 4.3. Governmental Approvals; No Conflicts. The execution,
                         ------------------------------------
delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(b) will not violate any applicable law or regulation or any order of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect, (c) will not violate the charter, by-laws or other organizational documents of the Borrower or any of its Consolidated Subsidiaries, (d) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Consolidated Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Consolidated Subsidiaries and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries, except Liens (if any) created under the Loan Documents.

            Section 4.4. Financial Statements. The Borrower has furnished to
                         --------------------
each Lender (i) the audited combined balance sheet of the payment services division of Equifax (the "Division") (which is being reorganized as the Borrower and its Subsidiaries as of the Spin-off Closing Date) as of December 31, 2000 and the related combined statements of income, changes in shareholders' equity and cash flows for the fiscal year then ended prepared by Arthur Andersen LLP and (ii) the unaudited combined balance sheet of the Division as at the end of March 31, 2001, and the related unaudited combined statements of income and cash flows for the fiscal quarter and year-to-date period then ending, certified by a Responsible Officer. Such financial statements fairly present in all material respects the combined financial condition of the Division as of such dates and the combined results of operations for such periods in conformity with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii). Since December 31, 2000, there have been no changes with respect to the Borrower and its Subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

            Section 4.5. Litigation and Environmental Matters.
                         ------------------------------------

            (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Consolidated Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner challenges the validity or enforceability of this Agreement or any other Loan Document.

            (b) Except for the matters set forth on Schedule 4.5 and except for
                                                    ------------
matters which could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any of its Consolidated Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability in each case.

            Section 4.6. Compliance with Laws and Agreements. Except where
                         -----------------------------------
non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, the Borrower and each Consolidated Subsidiary is in compliance with (a) all applicable laws, rules, regulations and orders of any Governmental Authority, and (b) all indentures, agreements or other instruments binding upon it or its properties,.

            Section 4.7. Investment Company Act, Etc. Neither the Borrower nor
                         ----------------------------
any of its Consolidated Subsidiaries is (a) an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (c) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

            Section 4.8. Taxes. The Borrower and its Consolidated Subsidiaries
                         -----
have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (i) to the extent the failure to do so would not have a Material Adverse Effect or (ii) where the same are currently being contested in good faith by appropriate proceedings and for which the Borrower or such Consolidated Subsidiary, as the case may be, has set aside on its books adequate reserves.

            Section 4.9. Margin Regulations. None of the proceeds of any of the
                         ------------------
Loans or Letters of Credit will be used for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the applicable Margin Regulations.

            Section 4.10. ERISA. No ERISA Event has occurred or is reasonably
                          -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

            Section 4.11. Ownership of Property.
                          ---------------------

            (a) Each of the Borrower and its Consolidated Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, except for any such failure that, individually or in the aggregate, would not have a Material Adverse Effect.

            (b) Each of the Borrower and its Consolidated Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, tradenames, copyrights and other intellectual property material to its business, and the use thereof by the Borrower and its Consolidated Subsidiaries does not infringe on the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not have a Material Adverse Effect.

            Section 4.12. Disclosure. The Borrower has disclosed to the Lenders
                          ----------
all agreements, instruments, and corporate or other restrictions to which the Borrower or any of its Consolidated Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports (including without limitation all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading.

            Section 4.13. Labor Relations. There are no strikes, lockouts or
                          ---------------
other material labor disputes or grievances against the Borrower or any of its Consolidated Subsidiaries, or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Consolidated Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Borrower or any of its Consolidated Subsidiaries, or to the Borrower's knowledge, threatened against any of them before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

            Section 4.14. Subsidiaries. As of the Funding Date, Schedule 4.14
                          ------------                          -------------
sets forth the name of, the ownership interest of the Borrower in, the jurisdiction of incorporation of, and the type of, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party.

            Section 4.15. Spin-off. The Spin-off and the Spin-off Payment and
                          --------
all other related transactions comply in all material respects with all applicable laws and regulations, including without limitation, federal and state securities laws and regulations, and all organizational documents of the Borrower and Equifax. The Spin-off and Spin-off Payment and related transactions have been, or will be not later than 11:59 p.m. one Business Date following the Funding Date, consummated in all material respects in accordance with the terms and conditions set forth in the Form 10 Filing and Information Statement. Neither the Spin-off nor payment of the Spin-off Payment shall cause or result in the occurrence of any default or event of default under any material indebtedness of the Borrower or Equifax after giving effect to any consents obtained in connection with the Spin-off, or require any prepayment, repurchase or redemption of any indebtedness governed thereby, and the Borrower shall not be liable for any payment of any material indebtedness of Equifax.

            Section  4.16. Indebtedness at Funding Date. As of the Funding
                           ------------------------------
Date, the Borrower and its Consolidated Subsidiaries have no Indebtedness except as set forth on Schedule 4.16.
                       -------------


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

            The Borrower covenants and agrees that, from and after the Funding Date, so long as any Lender has a Commitment hereunder or the principal of and interest on any Loan or any fee or any LC Disbursement remains unpaid or any Letter of Credit remains outstanding:

            Section 5.1. Financial Statements and Other Information. The
                         ------------------------------------------
Borrower will deliver to the Administrative Agent:

            (a) as soon as available and in any event within 90 days after the end of each fiscal year of Borrower, a copy of the annual audited report for such fiscal year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by Arthur Andersen LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            (b) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all certified by the chief financial officer or treasurer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of a Responsible Officer, (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default then exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto, (ii) setting forth in reasonable detail calculations demonstrating compliance with Article VI and (iii) stating whether any change in GAAP or the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 4.4
                                                                   -----------
and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (d) concurrently with the delivery of the financial statements referred to in clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained any knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

            (f) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

            Section 5.2 Notices of Material Events. The Borrower will furnish to
                        --------------------------
the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default or Event of Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting the Borrower or any Subsidiary which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any event or any other development (which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect) by which the Borrower or any of its Consolidated Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or
(iv) becomes aware of any basis for any Environmental Liability;

            (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Consolidated Subsidiaries in an aggregate amount exceeding $5,000,000;

            (e) the downgrading of the Senior Debt Rating by either of the Rating Agencies; and

            (f) any development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

            Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.

            Section 5.3. Existence; Conduct of Business. The Borrower will, and
                         ------------------------------
will cause each of its Consolidated Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto; provided, that nothing in this Section shall prohibit any merger,
         --------
consolidation, liquidation or dissolution permitted under Section 7.3.
                                                          -----------

            Section 5.4. Compliance with Laws, Etc. The Borrower will, and will
                         --------------------------
cause each of its Consolidated Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its properties, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            Section 5.5. Payment of Obligations. The Borrower will, and will
                         ----------------------
cause each of its Consolidated Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            Section 5.6. Books and Records. The Borrower will, and will cause
                         -----------------
each of its Consolidated Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Borrower in conformity with GAAP.

            Section 5.7. Visitation, Inspection, Etc. The Borrower will, and
                         ----------------------------
will cause each of its Consolidated Subsidiaries to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to the Borrower.

            Section 5.8. Maintenance of Properties; Insurance. The Borrower
                         ------------------------------------
will, and will cause each of its Consolidated Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, subject to ordinary wear and tear, except where the failure to do so, either individually or it the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Consolidated Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

            Section 5.9. Use of Proceeds and Letters of Credit. The Borrower,
                         -------------------------------------
and any Designated Borrower will use the proceeds of all Loans to finance working capital needs, the Spin-off Payment and for other general corporate purposes of the Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X. All Letters of Credit will be used for general corporate purposes.

            Section 5.10. Additional Subsidiaries; Release.
                          --------------------------------

            (a) If any additional domestic Subsidiary, other than a Permitted Securitization Subsidiary, is acquired or formed after the Funding Date, the Borrower will, within thirty (30) business days after such Subsidiary is acquired or formed, notify the Administrative Agent and the Lenders thereof and will cause such Subsidiary to become a Subsidiary Loan Party by executing agreements in the form of Annex I to Exhibit E and Annex I to Exhibit F in form and substance satisfactory to the Administrative Agent and the Required Lenders and will cause such Subsidiary to deliver simultaneously therewith similar documents applicable to such Subsidiary required under Section 3.1 as reasonably
                                                       -----------
requested by the Administrative Agent.

            (b) In the event that any Subsidiary Loan Party is dissolved as permitted in Section 7.3 or sold or disposed of as permitted by Section 7.6
             -----------                                        -----------
hereof, then such Subsidiary Loan Party shall be automatically released from all obligations under the Subsidiary Guarantee Agreement and Indemnity and Contribution Agreement which it had previously delivered to the Administrative Agent. Such release shall occur upon the consummation of the dissolution or sale of any such Subsidiary, as the case may be, and the Administrative Agent shall execute and deliver any releases or other documents reasonably requested by the Borrower to effectuate such release.

            Section 5.11. Consummation of Spin-off. The Spin-off and related
                          ------------------------
transactions shall have been not later than 11:59 p.m. one Business Day following the Funding Date, consummated in all material respects in accordance with the terms and conditions set forth in the Form 10 Filing and Information Statement.


                                   ARTICLE VI

                               FINANCIAL COVENANTS
                               -------------------

            The Borrower covenants and agrees that, from and after the Funding Date, so long as any Lender has a Commitment hereunder or the principal of or interest on or any Loan remains unpaid or any fee or any LC Disbursement remains unpaid or any Letter of Credit remains outstanding:

            Section 6.1. Leverage Ratio. The Borrower will have, as of the end
                         --------------
of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, a Leverage Ratio of not greater than 3.00 to 1.00.

            Section 6.2. Fixed Charge Coverage Ratio. The Borrower will have, as
                         ---------------------------
of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, a Fixed Charge Coverage Ratio of not less than
2.50 to 1.00.


                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

            The Borrower covenants and agrees that, from and after the Funding Date, so long as any Lender has a Commitment hereunder or the principal of or interest on any Loan remains unpaid or any fee or any LC Disbursement remains unpaid or any Letter of Credit remains outstanding:

            Section 7.1. Subsidiary Indebtedness. The Borrower will not permit
                         -----------------------
any of its Consolidated Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness created pursuant to the Loan Documents;

            (b) Indebtedness existing on the Spin-off Closing Date and set forth on Schedule 7.1 and extensions, renewals and replacements of any such
   ------------
Indebtedness that do not (i) in the case of revolving credit, increase the maximum principal amount thereof and (ii) in the case of term loans, increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

            (c) Indebtedness of any Consolidated Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations; provided, that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvements and extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

            (d) Indebtedness of any Consolidated Subsidiary owing to the Borrower or any other Consolidated Subsidiary; provided, that any such
                                               --------
Indebtedness that is owed to a Subsidiary that is not a Subsidiary Loan Party shall be subject to Section 7.4;
                    -----------

            (e) Guarantees by any Consolidated Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided, that Guarantees of Indebtedness of
                                  --------
any Subsidiary that is not a Subsidiary Loan Party shall be subject to Section
                                                                       -------
7.4 and provided, further, that any Indebtedness
---     --------  -------
of the Borrower which is guaranteed by a Consolidated Subsidiary must otherwise be permitted under this Section 7.1;
                        -----------

            (f) Indebtedness in respect of obligations under Hedging Agreements permitted by Section 7.9;
             -----------

            (g) Indebtedness of any Permitted Securitization Subsidiary (to the extent such Permitted Securitization Subsidiary constitutes a Consolidated Subsidiary) incurred in connection with any Permitted Securitization Transaction; and

            (h) other unsecured Indebtedness of Consolidated Subsidiaries in an aggregate principal amount not to exceed $50,000,000 at any time outstanding.

            Section 7.2. Negative Pledge. The Borrower will not, and will not
                         ---------------
permit any of its Consolidated Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

            (a) Permitted Encumbrances;

            (b) any Liens on any property or asset of the Borrower or any Consolidated Subsidiary existing on the Spin-off Closing Date set forth on
Schedule 7.2; provided, that such Lien shall not apply to any other property or
------------  --------
asset of the Borrower or any Consolidated Subsidiary;

            (c) purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); provided, that (i) such Lien attaches to such asset concurrently or within 90
--------
days after the acquisition, improvement or completion of the construction thereof; (ii) such Lien does not extend to any other asset; and (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

            (d) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (c) of this Section; provided, that the principal amount
                                            --------
of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby;

            (e) any Lien against the Borrower or any Consolidated Subsidiary evidencing the transfer of any receivables and related property to any Permitted Securitization Subsidiary (to the extent such Permitted Securitization Subsidiary constitutes a Consolidated Subsidiary) pursuant to any Permitted Securitization Transaction;

            (f) any Lien against a Permitted Securitization Subsidiary (to the extent such Permitted Securitization Subsidiary constitutes a Consolidated Subsidiary) pursuant to any Permitted Securitization Transaction; and

            (g) other Liens securing Indebtedness and other obligations in the aggregate which do not to exceed 5% of Consolidated Total Assets at any time.

            Section 7.3. Fundamental Changes.
                         -------------------

            (a) The Borrower will not, and will not permit any Consolidated Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Consolidated Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and immediately
                       --------
after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Borrower or any Consolidated Subsidiary may merge with a Person if the Borrower (or such Consolidated Subsidiary if the Borrower is not a party to such merger) is the surviving Person, (ii) any Consolidated Subsidiary may merge into another Consolidated Subsidiary; provided, that if any
                                                           --------
party to such merger is a Subsidiary Loan Party, the Subsidiary Loan Party shall be the surviving Person, (iii) any Consolidated Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to a Consolidated Subsidiary, (iv) any Consolidated Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (v) any Consolidated Subsidiary may be sold so long as such sale is permitted under Section 7.6; provided, that
                                                    -----------  --------
any such merger involving a Person that is not a Wholly-Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by
Section 7.4; provided, further, that at any time, (x) any one or more Permitted
-----------  --------  -------
Securitization Subsidiaries may merge into or consolidate with any one or more Permitted Securitization Subsidiaries and (y) any Permitted Securitization Subsidiary may be liquidated or dissolved.

            (b) The Borrower will not, and will not permit any of its Consolidated Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Consolidated Subsidiaries on the date hereof and businesses reasonably related thereto and to consummate a Permitted Securitizaton Transaction.

            Section 7.4. Investments, Loans, Acquisitions, Etc. The Borrower
                         --------------------------------------
will not, and will not permit any of its Consolidated Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called "Investments"), or consummate any Acquisitions or make any Restricted Investments, except:

            (a) Permitted Investments;

            (b) Guarantees constituting Indebtedness not prohibited by
Section 7.1; provided, that the aggregate principal amount of Indebtedness of
-----------  --------
Subsidiaries or any other entity that are not Subsidiary Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitations set forth in clauses (c) and (d) hereof;

            (c) Investments made by the Borrower in or to any Subsidiary and by any Consolidated Subsidiary in or to the Borrower or in or to any Subsidiary; provided, that the aggregate amount of Investments (determined at book value) by
--------
the Borrower or any Consolidated Subsidiary in or to, and Guarantees by the Borrower or any Consolidated Subsidiary of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party (including all such Investments and Guarantees existing on the Funding Date and which are identified on Schedule 7.4 hereof) shall not exceed $368,900,000;

            (d) Restricted Investments so long as after giving effect to all Restricted Investments, the aggregate amount of all Restricted Investments (determined at book value) does not exceed 20% of Consolidated Total Assets;

            (e) loans or advances to employees, officers or directors of the Borrower or any Consolidated Subsidiary in the ordinary course of business for travel, relocation and other business related expenses;

            (f) Hedging Agreements permitted by Section 7.10;
                                                ------------

            (g) Permitted Acquisitions; and

            (h) Permitted Securitization Subsidiaries.

            Section 7.5. Restricted Payments. The Borrower will not, and will
                         -------------------
not permit its Consolidated Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) dividends payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Consolidated Subsidiary or any Permitted Securitization Subsidiary to the Borrower or to another Consolidated Subsidiary or, in the case of a Permitted Securitization Subsidiary, any Consolidated Subsidiary, and (iii) cash dividends paid on, and cash redemptions of, the common stock of the Borrower; provided,
                                                                    --------
that no Default or Event of Default has occurred and is continuing at the time such dividend is paid or redemption is made or would be caused thereby.

            Section 7.6. Sale of Assets. The Borrower will not, and will not
                         --------------
permit any of its Consolidated Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Consolidated Subsidiary, issue or sell any shares of such Consolidated Subsidiary's common stock to any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower (or to qualify directors if required by applicable law), except:

            (a) the sale or other disposition for fair market value of obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business;

            (b) the sale of inventory and Permitted Investments in the ordinary course of business;

            (c) the sale of any receivables and related property to one or more Permitted Securitization Subsidiaries so long as such sale is made in connection with a Permitted Securitization Transaction; and

            (d) the sale or other disposition of such assets (which may include the capital stock of any Subsidiary of the Borrower or all or substantially all of the assets of any Subsidiary of the Borrower) in an aggregate amount in any fiscal year of the Borrower not to exceed 10% of the Consolidated EBIT for the immediately preceding fiscal year.

            Section 7.7. Transactions with Affiliates. The Borrower will not,
                         ----------------------------
and will not permit any of its Consolidated Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Consolidated Subsidiaries not involving any other Affiliates (subject to limitations in Section 7.4), (c) any Restricted Payment permitted by Section
               -----------                                           -------
7.5, and (d) in any Permitted Securitization Transaction. The Administrative
---
Agent and the Lenders hereby acknowledge and agree that the transactions between or among the Borrower and its Consolidated Subsidiaries and Equifax and its subsidiaries related to any period following the Spin-off, as set forth in the Form 10 Filing and the Information Statement are transactions not prohibited by this Section 7.7.
     -----------

            Section 7.8. Restrictive Agreements. The Borrower will not, and will
                         ----------------------
not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Consolidated Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Borrower or any other Consolidated Subsidiary, to Guarantee Indebtedness of the Borrower or any other Consolidated Subsidiary or to transfer any of its property or assets to the Borrower or any Consolidated Subsidiary of the Borrower; provided, that (i) the foregoing shall not apply to restrictions
              --------
or conditions imposed by law or by this Agreement or any other Loan Document,
(ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Consolidated Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder,
(iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provisions in (A) Indebtedness not prohibited by Section 7.1 under a credit facility used by the
                               -----------
Borrower for settlement purposes so long as such lien restriction is limited to the Borrower's or any Consolidated Subsidiaries' settlement receivables, any depository account which is used for the sole purpose of clearing such settlement receivables, any intercompany obligations which arise among the Borrower and a Consolidated Subsidiary in connection with such settlement facility and any documents which relate to the foregoing items in this clause
(A), (B) any Synthetic Lease transaction (not prohibited by the Loan Documents),
(C) any Capital Lease Obligations or other permitted purchase money Indebtedness so long as such restriction is limited to the asset financed by such Capital Lease Obligations or purchase money Indebtedness and (D) any Permitted Securitizaton Transaction (not prohibited by the Loan Documents) involving the Borrower, any Consolidated Subsidiary or any of their respective assets so long as such restriction is limited to the asset relating to such Permitted Securitization Transaction, and (v) clause (b) shall not apply to any Permitted Securitization Subsidiary.

            Section 7.9. Hedging Agreements. The Borrower will not, and will not
                         ------------------
permit any of the Consolidated Subsidiaries to, enter into any Hedging Agreement, other than non-speculative Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

            Section 7.10. Amendment to Material Documents. The Borrower will
                          -------------------------------
not, and will not permit any Consolidated Subsidiary to, amend, modify or waive any of its rights in a manner materially adverse to the Lenders under its certificate of incorporation, bylaws or other organizational documents.

            Section 7.11. Accounting Changes. The Borrower will not, and will
                          ------------------
not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP.

            Section 7.12 Indebtedness During Transition Period. The Borrower
                         -------------------------------------
will not, and will not permit any Consolidated Subsidiary to, incur or suffer to exist any Indebtedness from the Funding Date through the Spin-off Date other than the Indebtedness set forth on Schedule 4.16.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

            Section 8.1. Events of Default. If any of the following events (each
                         -----------------
an "Event of Default") shall occur:
    ----------------

            (a) the Borrower or any Designated Borrower shall fail to pay any principal of any Loan or of any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

            (b) the Borrower or any Designated Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; or

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Consolidated Subsidiary in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by the Borrower or any Consolidated Subsidiary or any representative of the Borrower or any Consolidated Subsidiary pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

            (d) the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.1, 5.2, 5.3 (with respect to the Borrower's
                       ------------  ---  ---
existence), 5.11 or Articles VI or VII; or
            ----

            (e) the Borrower or any Consolidated Subsidiary shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b) and (d) above), and such failure shall remain unremedied for 30 days after the earlier of (i) any Responsible Officer of the Borrower becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

            (f) the Borrower or any Consolidated Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of or premium or interest on any Indebtedness which exceeds $7,500,000 individually or in the aggregate, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable; or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

            (g) the Borrower, any Designated Borrower or any Material Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section,
(iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, any Designated Borrower or any such Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, any Designated Borrower or any Material Subsidiary or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, any Designated Borrower or any Material Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (i) the Borrower, any Designated Borrower or any Material Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail generally to pay, its debts as they become due; or

            (j) an ERISA Event shall have occurred that, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower or any Consolidated Subsidiary in an aggregate amount exceeding $5,000,000; or

            (k) any judgment or order for the payment of money in excess of $7,500,000 in the aggregate shall be rendered against the Borrower or any Consolidated Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (l) a Change in Control shall occur or exist; or

            (m) the Subsidiary Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Subsidiary Loan Party, or any Subsidiary Loan Party shall so state in writing, or any Subsidiary Loan Party shall seek to terminate its Subsidiary Guarantee Agreement or any provision of this Agreement or any Designated Borrower Acknowledgement and Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Designated Borrower, or any Designated Borrower shall so state in writing, or any Designated

Borrower shall seek to terminate its obligations thereunder (other than as provided in Section 2.25); or
            ------------

            (n) Breach of any covenant by the Borrower or any Consolidated Subsidiary (including any Permitted Securitization Subsidiary to the extent a Permitted Securitization Subsidiary is a Consolidated Subsidiary) contained in any agreement relating to a Permitted Securitization Transaction causing the acceleration of the obligations thereunder or requiring the prepayment of such obligations or termination of such securitization program prior to its stated maturity or term and the Borrower or any Consolidated Subsidiary (other than any Permitted Securitization Subsidiary to the extent such Subsidiary is a Consolidated Subsidiary) has liability in excess of $7,500,000 under such Permitted Securitization Transaction, then, and in every such event (other than an event with respect to the Borrower or any Designated Borrower described in clause (g) or (h) of this Section) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately; (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and any Designated Borrower and (iii) exercise all remedies contained in any other Loan Document; and that, if an Event of Default specified in either clause (g) or (h) shall occur, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and any Designated Borrower.


                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

            Section 9.1. Appointment of Administrative Agent. (a) Each Lender
                         -----------------------------------
irrevocably appoints SunTrust Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent and the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Bank with respect thereto; provided, that the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as the term "Administrative Agent" as used in this
Article IX included the Issuing Bank with respect to such acts or omissions and
(ii) as additionally provided in this Agreement with respect to the Issuing
Bank.

      Section 9.2. Nature of Duties of Administrative Agent. The Administrative
                   ----------------------------------------
Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section
                                                                     -------
10.2), and (c) except as expressly set forth in the Loan Documents, the
----
Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable (provided that the Borrower reserves any and all rights and claims against any Lender, including the Administrative Agent in its capacity as a Lender) for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or
            ------------
willful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            Section 9.3. Lack of Reliance on the Administrative Agent. Each of
                         --------------------------------------------
the Lenders, the Swingline Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders, the Swingline Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

            Section 9.4. Certain Rights of the Administrative Agent. If the
                         ------------------------------------------
Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person (provided that the Borrower reserves any and all rights and claims against any Lender, including the Administrative Agent in its capacity as a Lender) by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

            Section 9.5. Reliance by Administrative Agent. The Administrative
                         --------------------------------
Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

            Section 9.6. The Administrative Agent in its Individual Capacity.
                         ---------------------------------------------------
The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

            Section 9.7. Successor Administrative Agent.
                         ------------------------------

            (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

            (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent's resignation under this Section 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

            Section 9.8. Additional Agencies; No Duties Imposed Upon Syndication
                         -------------------------------------------------------
Agents or Documentation Agents.
------------------------------

            (a) The Administrative Agent shall have the right from time to time to designate one or more Syndication Agents and Documentation Agents. Upon any such designation, the Administrative Agent shall have the right to replace the cover page to this Agreement to reflect the addition of such Person as Syndication Agent and Documentation Agent, as the case may be.

            (b) None of the Persons designated as a "Syndication Agent" or "Documentation Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any of the other Loan Documents other than, if such Person is a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons designated as a "Syndication Agent" or "Documentation Agent" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreements set forth in Section 9.8, each of the Lenders acknowledges that it has not
             -----------
relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

            Section 10.1. Notices.
                          -------

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To the Borrower or
any Designated Borrower:            Certegy Inc.
                                    11720 Amberpark Drive, Suite 600
                                    Alpharetta, GA  30004
                                    Attention: Bruce S. Richards
                                    Corporate Vice President, General Counsel and Secretary
                                    Telecopy Number:  (678) 867-8100

            With a copy to:         Certegy Inc.
                                    P.O. Box 349
                                    Alpharetta, Georgia 30009
                                    Attention: Mr. Michael T. Vollkommer
                                    Corporate Vice President and CFO
                                    Telecopy Number:  (678) 867-8100

To the Administrative Agent:        SunTrust Bank
                                    303 Peachtree Street, N. E., 2nd Floor
                                    Atlanta, Georgia 30308
                                    Attention:  Brian Peters
                                    Telecopy Number:  (404) 588-8833

            With a copy to:         SunTrust Equitable Securities Corporation
                                    c/o Agency Services
                                    303 Peachtree Street, N. E./ 25th Floor
                                    Atlanta, Georgia 30308
                                    Attention:  Hope Williams
                                    Telecopy Number:  (404) 658-4906

To the Issuing Bank:                SunTrust Bank
                                    25 Park Place, N. E./Mail Code 3706
                                    Atlanta, Georgia 30303
                                    Attention: Michael E. Sullivan
                                    Telecopy Number: (404) 588-8129

To the Swingline Lender:            SunTrust Bank
                                    303 Peachtree Street, N.E./2nd Floor
                                    Atlanta, Georgia 30308
                                    Attention:  Brian Peters
                                    Telecopy Number:  (404) 588-8833

To any other Lender:                the address set forth under such  Lender's
                                    name on the
                                    signature pages hereof

            Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the Administrative Agent, the Issuing Bank or the Swingline Bank shall not be effective until actually received by such Person at its address specified in this Section 10.1.
     ------------

            (b) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and Lenders shall not have any liability to the Borrower, any Designated Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in any such telephonic or facsimile notice.

            Section 10.2. Waiver; Amendments.
                          ------------------

            (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Borrower, any Designated Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any Designated Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

            (b) No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower or any Designated Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and any Designated Borrower and the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no
                                                       --------
amendment or waiver shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees or other amounts payable hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby,
(iv) change Section 2.22 (b) or (c) in a manner that would alter the pro rata
            ------------
sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; or (vi) release any guarantor or limit the liability of any such guarantor under any guaranty agreement (except for releases to be effected by the Administrative Agent pursuant to Section 5.10); provided
                                                 ------------   --------
further, that no such agreement shall amend, modify or otherwise affect the
-------
rights, duties or obligations of the Administrative Agent, the Swingline Bank or the Issuing Bank without the prior written consent of such Person.

            Section 10.3. Expenses; Indemnification.
                          -------------------------

            (a) The Borrower shall pay (i) all actual reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates as previously agreed upon by the Borrower and the Administrative Agent, including, subject to such previously agreed upon arrangement, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, actually incurred, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), (ii) all actual reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all actual reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel) actually incurred by the Administrative Agent, the Issuing Bank or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or any Letters of Credit issued hereunder, including all such actual reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing (each, an "Indemnitee") against, and hold each of them harmless from, any and all actual reasonable costs, losses, liabilities, claims, damages and related expenses, including the actual reasonable fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of any of the transactions contemplated hereby, (ii) any Loan or Letter of Credit or any actual or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned by the Borrower or any Subsidiary or any Environmental Liability related in any way to the Borrower or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment or to the extent that such losses relate to a claim made by an Indeminitee hereunder arising from any cause of action pursued by the Borrower against such Indemnitee where the Borrower alleged that the Indeminitee breached its obligations under the Loan Documents and a court having competent jurisdiction shall have determined by final judgment (not subject to appeal) that the Indemnitee breached its obligations to the Borrower under the Loan Documents.

            (c) The Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future Other Taxes and Indemnified Taxes, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

            (d) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, the Issuing Bank or the Swingline Lender under clauses ( a ), (b) or (c) hereof, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such.

            (e) To the extent permitted by applicable law, the Borrower and any Designated Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or any Letter of Credit or the use of proceeds thereof.

            (f) All amounts due under this Section shall be payable promptly after written demand therefor.

            Section 10.4. Successors and Assigns.
                          ----------------------

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor any Designated Borrower may assign or transfer any of its rights hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower or any Designated Borrower without such consent shall be null and void).

            (b) Any Lender may at any time assign to one or more banks or other financial institutions or entities all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans and LC Exposure at the time owing to
it); provided, that (i) except in the case of an assignment to a Lender or an
     --------
Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire amount of the assigning Lender's Commitment hereunder or an assignment while an Event of Default has occurred and is continuing, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (unless the Borrower and the Administrative Agent shall otherwise consent), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement and the other Loan Documents (except that such assignment may, but shall not be required to, include any Competitive Bid Loans of such assigning Lender), (iv) the assigning Lender and the assignee shall (unless otherwise waived by the Administrative Agent) execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee payable by the assigning Lender or the assignee (as determined between such Persons) in an amount equal to $1,000 (unless otherwise waived by the Administrative Agent) and
(v) such assignee, if it is not a Lender, shall deliver a duly completed Administrative Questionnaire to the Administrative Agent; provided, that any
                                                          --------
consent of the Borrower otherwise required hereunder shall not be required in connection with the initial syndication of the Loans or if an Event of Default has occurred and is continuing. Upon the execution and delivery of the Assignment and Acceptance and payment by such assignee to the assigning Lender of an amount equal to the purchase price agreed between such Persons, such assignee shall become a party to this Agreement and any other Loan Documents to which such assigning Lender is a party and, to the extent of such interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.17,
                                                                  -------------
2.18, 2.19 and 10.3). Upon the consummation of any such assignment hereunder,
----  ----     ----
the assigning Lender, the Administrative Agent and the Borrower shall make appropriate arrangements to have new Notes issued. Any assignment or other transfer by a Lender that does not fully comply with the terms of this clause
(b)
shall be treated for purposes of this Agreement as a sale of a participation pursuant to clause (c) below.

            (c) Any Lender may at any time, without the consent of the Borrower or any Designated Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under
 -----------
this Agreement (including all or a portion of its Commitment, the Loans owing to it and its LC Exposure); provided, that (i) such Lender's obligations under this
                         --------
Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, and (iii) the Borrower, the Administrative Agent, the Swingline Bank, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement between such Lender and the Participant with respect to such participation shall provide that such Lender shall retain the sole right and responsibility to enforce this Agreement and the other Loan Documents and the right to approve any amendment, modification or waiver of this Agreement and the other Loan Documents; provided, that such participation agreement may provide that such
           --------
Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver of this Agreement described in the first proviso of
Section 10.2(b) that affects the Participant. The Borrower and any Designated
---------------
Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18, 2.19 and 2.20 to the same extent as if it were a Lender
-------------  ----  ----     ----
hereunder and had acquired its interest by assignment pursuant to paragraph (b); provided, that no Participant shall be entitled to receive any greater payment
--------
under Section 2.17 or 2.19 than the applicable Lender would have been entitled
      ------------    ----
to receive with respect to the participation sold to such Participant. To the extent permitted by law, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.21 as though it were a Lender, provided,
                            ------------
that such Participant agrees to share with the Lenders the proceeds thereof in accordance with Section 2.22 as fully as if it were a Lender hereunder. A
                ------------
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.22 unless the Borrower is notified of such
                            ------------
participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.22(e) as though it were a
                                        ---------------
Lender hereunder.

            (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Notes (if any) to secure its obligations to a Federal Reserve Bank without complying with this Section; provided, that no such pledge or assignment shall release a Lender from
         --------
any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

            (e) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an
           ---------------
"SPV"), identified as such in writing from time to time by the Granting Lender
 ---
to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided, that
                                                                 --------
(i) nothing herein shall constitute a commitment by any SPV to make any Loan and
(ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of any Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State contrary in this
Section 10.4, any SPV may (i) with notice to, but without the prior written
------------
consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this
Section 10.4(e) applies to any particular SPV, this Section may not be amended
---------------
without the written consent of such SPV.

            Section 10.5. Governing Law; Jurisdiction; Consent to Service of
                          --------------------------------------------------
Process.
-------

            (a) This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

            (b) The Borrower and each Designated Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and of any state court of the State of Georgia located in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or , to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any Designated Borrower or their properties in the courts of any jurisdiction.

            (c) The Borrower and each Designated Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph
(b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

            Section 10.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO (INCLUDING ANY
                          --------------------
DESIGNATED BORROWER) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            Section 10.7. Right of Setoff. In addition to any rights now or
                          ---------------
hereafter granted under applicable law and not by way of limitation of any such rights, each Lender and the Issuing Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender and the Issuing Bank to or for the credit or the account of the Borrower against any and all Obligations held by such Lender or the Issuing Bank, as the case may be, irrespective of whether such Lender or the Issuing Bank shall have made demand hereunder and although such Obligations may be unmatured. Each Lender and the Issuing Bank agree promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender and the Issuing Bank, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

            Section 10.8. Counterparts; Integration. This Agreement may be
                          -------------------------
executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

            Section 10.9. Survival. All covenants, agreements, representations
                          --------
and warranties made by the Borrower and any Designated Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.19, 2.20, 2.21, and
                                                  -------------  ----  ----
10.3 and Article IX shall survive and remain in full force and effect regardless
----
of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans and the issuance of the Letters of Credit.

            Section 10.10. Severability. Any provision of this Agreement or any
                           ------------
other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 10.11. Confidentiality. Each of the Administrative Agent,
                           ---------------
the Issuing Bank and each Lender agrees to take normal and reasonable precautions to maintain the confidentiality of any information provided to it by the Borrower or any Subsidiary, except that such information may be disclosed
(i) to any Related Party of the Administrative Agent, the Issuing Bank or any such Lender, including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority, (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section, or which becomes available to the Administrative Agent, the Issuing Bank, any Lender or any Related Party of any of the foregoing on a nonconfidential basis from a source other than the Borrower or any Subsidiary thereof, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder (but only to the extent necessary or advisable for the exercise of such remedy), and (ix) subject to provisions substantially similar to this Section 10.11, to any actual or
                                         -------------
prospective assignee or Participant, or (vi) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

            Section 10.12. Interest Rate Limitation. Notwithstanding anything
                           ------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

            Section 10.13. Currency Conversion. All payments of Obligations
                           -------------------
under this Agreement, the Notes or any other Loan Document shall be made in Dollars, except for Loans funded in a Foreign Currency, which shall be repaid, including interest thereon, in the applicable Foreign Currency. If any payment of any Obligation shall be made in a currency other than the currency required hereunder, such amount shall be converted into the currency required hereunder at the current market rate for the purchase of the currency required hereunder with the currency in which such Obligation was paid, as quoted by the Administrative Agent in accordance with the methods customarily used by the Administrative Agent for such purposes as the time of such determination. The parties hereto hereby agree, to the fullest extent that they may effectively do so under applicable law, that (i) if for the purposes of obtaining any judgment or award it becomes necessary to convert from any currency other than the currency required hereunder into the currency required hereunder any amount in connection with the Obligations, then the conversion shall be made as provided above on the Business Day before the day on which the judgment or award is given, (ii) in the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment or award is given and the date of payment, the Borrower (or any Designated Borrower) will pay to the Administrative Agent, for the benefit of the Lenders, such additional amounts (if any) as may be necessary, and the Administrative Agent, on behalf of the Lenders, will pay to the Borrower (or any Designated Borrower) such excess amounts (if any) as result from such change in the rate of exchange, to assure that the amount paid on such date is the amount in such other currency, which when converted at the rate of exchange described herein on the date of payment, is the amount then due in the currency required hereunder, and (iii) any amount due from the Borrower (or any Designated Borrower) under this Section 10.13 shall be due as a separate debt and shall not be affected by
     -------------
judgment or award being obtained for any other sum due. For the avoidance of doubt, the parties affirm and agree that neither the fixation of the conversion rate of any Foreign Currency against the Euro as a single currency, in accordance with the Treaty Establishing the European Economic Community, as amended by the Treaty on the European Union (The Masstricht Treaty), nor the conversion of the Obligations under this Agreement from any Foreign Currency into Euros will be a reason for early termination or revision of this Agreement or repayment of any amount due under this Agreement or create any liability of any party towards any other party for any direct or consequential loss arising from any of these events. As of the date that any Foreign Currency is no longer the lawful currency of its respective country, all funding and payment Obligations to be made in such affected currency under this Agreement shall be satisfied in Euros. If, in relation to the currency of any member state of the European Union that adopts the Euro as its lawful currency, the basis of accrual of interest expressed in this Agreement in respect to that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

            Section 10.14. Exchange Rates.
                           --------------

            (a) Not later than 2:00 p.m. on each Calculation Date, the Administrative Agent shall (i) determine the Exchange Rate as of such Calculation Date with respect to a Foreign Currency, and (ii) give notice thereof to the Lenders and the Borrower. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "Reset Date"), shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than
Section 10.13 or any other provision expressly requiring the use of a current
-------------
Exchange Rate) be the Exchange Rates employed in determining the Dollar Equivalent of any amounts of a Foreign Currency.

            (b) Not later than 5:00 p.m. on each Reset Date and each date on which Loans denominated in a Foreign Currency are made, the Administrative Agent shall (i) determine the Dollar Equivalent of the aggregate principal amounts of the Loans denominated in such currencies (after giving effect to any Loans denominated in such currencies being made, repaid, or cancelled or reduced on such date), and (ii) notify the Lenders and the Borrower of the results of such determinations.


                                   ARTICLE XI

                               BORROWER GUARANTEE
                               ------------------

            Section 11.1. Guarantee. The Borrower unconditionally guarantees,
                          ---------
jointly with any other guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans made to Designated Borrowers, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Designated Borrower under the Loan Documents in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and Guaranteed Obligations to provide cash collateral, and (iii) all other monetary Guaranteed Obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary Guaranteed Obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Designated Borrower to the Administrative Agent and the Lenders under the Loan Documents, (b) the due and punctual performance of all covenants, agreements, Guaranteed Obligations and liabilities of any Designated Borrower under or pursuant to the Loan Documents; and (c) the due and punctual payment and performance of all Guaranteed Obligations of any Designated Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other Guaranteed Obligations referred to in the preceding clauses (a) through (c) being collectively called the "Guaranteed Obligations"). The Borrower further agrees
                         ----------------------
that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations.

            Section 11.2 Guaranteed Obligations Not Waived. To the fullest
                         ---------------------------------
extent permitted by applicable law, the Borrower waives presentment to, demand of payment from and protest to any Designated Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligation of the Borrower hereunder shall not be affected by (a) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against any Designated Borrower or any other guarantor under the provisions of any Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, including with respect to any other guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

            Section 11.3. Guarantee of Payment. The Borrower further agrees that
                          --------------------
its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of any Designated Borrower or any other person.

            Section 11.4 No Discharge or Diminishment of Guarantee. The
                         -----------------------------------------
Guaranteed Obligations of the Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of the Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of the Borrower or that would otherwise operate as a discharge of the Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).

            Section 11.5 Defenses of Borrower Waived. To the fullest extent
                         ---------------------------
permitted by applicable law, the Borrower waives any defense based on or arising out of any defense of any Designated Borrower or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Designated Borrower, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Designated Borrower or any other guarantor, without affecting or impairing in any way the liability of the Borrower hereunder except to the extent the Guaranteed Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, the Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Borrower against any Designated Borrower or any other guarantor, as the case may be, or any security.

            Section 11.6 Agreement to Pay; Subordination. In furtherance of the
                         -------------------------------
foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against the Borrower by virtue hereof, upon the failure of any Designated Borrower or any other Loan Party to pay any Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Borrower hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Guaranteed Obligations. Upon payment by the Borrower of any sums to the Administrative Agent, all rights of the Borrower against any Designated Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of any Designated Borrower now or hereafter held by the Borrower is hereby subordinated in right of payment to the prior payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to the Borrower on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Designated Borrower, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

            Section 11.7 Information. The Borrower assumes all responsibility
                         -----------
for being and keeping itself informed of any Designated Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Borrower assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise the Borrower of information known to it or any of them regarding such circumstances or risks.

            Section 11.8. Taxes, etc. All payments required to be made by the
                          -----------
Borrower under this Article 11 shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future Indemnified Taxes or Other Taxes imposed by any government or any political or taxing authority as required pursuant to this Agreement.

            Section 11.9. Failure to Pay in Foreign Currency. With respect to
                          ----------------------------------
any of the Guaranteed Obligations which were advanced under the Agreement in a Foreign Currency, the Borrower agrees to make any payments required by it hereunder in connection therewith in such Foreign Currency. If the Borrower is unable for any reason to effect payment in a relevant Foreign Currency as required by this Article 11 or if the Borrower shall default in the Foreign Currency, each Lender may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Borrower shall make such payment in Dollars, the Borrower agrees to hold the Lenders harmless from any loss incurred by the Lenders arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

            Section 11.10 Termination. The guarantee made hereunder (a) shall
                          -----------
terminate when all the Guaranteed Obligations have been paid in full in cash and the Lenders have no further commitment to lend under the Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further Guaranteed Obligations to issue Letters of Credit under the Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligations is rescinded or must otherwise be restored by any Lender or the Borrower upon the bankruptcy or reorganization of any Designated Borrower, the Borrower or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to the Borrower or Borrower's designee, at the Borrower's expense, any documents or instruments which the Borrower shall reasonably request from time to time to evidence such termination and release.


                 (remainder of page left intentionally blank)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal in the case of the Borrower by their respective authorized officers as of the day and year first above written.

                              CERTEGY INC.

                              By /s/ Bruce S. Richards
                                 --------------------------
                                 Name: Bruce S. Richards
                                 Title: Corporate Vice President


                              [SEAL]


                              SUNTRUST BANK
                              as Administrative Agent, as Issuing Bank, as
                              Swingline Lender and as a Lender


                              By /s/ Brian K. Peters
                                 -----------------------------------
                              Name:  Brian K. Peters
                              Title: Managing Director


                              Revolving Commitment:    $56,250,000

                              LC Commitment:           $10,000,000

                              Swingline Commitment:    $25,000,000



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              WACHOVIA BANK, N.A.
                              as Co-Syndication Agent and as a Lender


                              By /s/ Sharon L. Prince
                                 -----------------------------------
                              Name: Sharon L. Prince
                              Title: Vice President


                              Revolving Commitment:   $45,000,000

Address for Notices
-------------------

For General Notices:

Wachovia Bank, N.A.
191 Peachtree Street NE
Atlanta, GA 30303
Telephone:  (404) 332-6551
Facsimile:  (404) 332-4048
Attention:  Karen McClain


For Administrative/Operations Notices:

Wachovia Bank, N.A.
191 Peachtree Street NE
Atlanta, GA 30303
Telephone:  (404) 332-6554
Facsimile:  (404) 332-6408
Attention:  Elaine Render



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              FLEET NATIONAL BANK
                              as Co-Syndication Agent and as a Lender


                              By  /s/ Larisa B. Chilton
                                 -----------------------------------
                              Name:  Larisa B. Chilton
                              Title: Vice President


                              Revolving Commitment:   $45,000,000

Address for Notices
-------------------

For General Notices:

Fleet National Bank
100 Federal Street
Boston, MA 02110
Telephone:  (617) 434-8957
Facsimile:  (617) 434-0819
Attention:  Larisa B. Chilton


For Administrative/Operations Notices:

Fleet National Bank
100 Federal Street
Boston, MA 02110
Telephone:  (617) 434-5059
Facsimile:  (617) 434-1709
Attention:  Angela Moore



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              BANK OF AMERICA, N.A.
                              as Documentation Agent and as a Lender


                              By  /s/ Michael J. McKenney
                                 -----------------------------------
                              Name:  Michael J. McKenney
                              Title: Managing Director


                              Revolving Commitment:   $45,000,000

Address for Notices
-------------------

For General Notices:

Bank of America, N.A.
100 North Tryon Street, 17th Floor
Charlotte, NC 28255
Telephone:  (704) 388-5920
Facsimile:  (704) 388-0960
Attention:  Michael McKenney


For Administrative/Operations Notices:

Bank of America, N.A.
101 North Tryon Street, NC1-001-15-03
Charlotte, NC 28255
Telephone:  (704) 386-3781
Facsimile:  (704) 409-0056
Attention:  Jason Petrea



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              COMERICA BANK
                              as a Lender


                              By /s/ Kristine L. Vigliotti
                                 -----------------------------------
                              Name: Kristine L. Vigliotti
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

Address for Notices
-------------------

For General Notices:

Comerica Bank
U.S. Banking  Southeast
500 Woodward Avenue, 9th  Floor, MC 3280
Detroit, MI 48275-3280
Telephone:  (313) 222-6122
Facsimile:  (313) 222-3330
Attention:  Danielle N. Butler


For Administrative/Operations Notices:

Comerica Bank
U.S. Banking  Southeast
500 Woodward Avenue, 9th  Floor, MC 3280
Detroit, MI 48275-3280
Telephone:  (313) 222-4233
Facsimile:  (313) 222-3330
Attention:  Sherri Carter



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              THE CHASE MANHATTAN BANK
                              as a Lender


                              By /s/ Edmond DeForest
                                 -----------------------------------
                              Name: Edmond DeForest
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

Address for Notices
-------------------

For General Notices:

The Chase Manhattan Bank
Global Media & Telecommunications Group
270 Park Avenue, 36th Floor
New York, NY 10017
Telephone: (212) 270-9627
Facsimile: (212) 270-4584
Attention:  Edmond DeForest


For Administrative/Operations Notices:

The Chase Manhattan Bank
Chase Manhattan Loan  Services Group
1 Chase Manhattan Plaza, 8th Floor
New York, NY 10081
Telephone: (212) 552-7489
Facsimile: (212) 552-5700
Attention:  Elaine Augustine



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              BNP PARIBAS
                              as a Lender


                              By /s/ John Stacy
                                 -----------------------------------
                              Name: John Stacy
                              Title: Managing Director


                              By /s/ Mike Shryock
                                 -----------------------------------
                              Name: Mike Shryock
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

For General Notices:

BNP Paribas
1200 Smith Street, #3100
Houston, TX 77002
Telephone:  (713) 982-1105
Facsimile:  (713) 659-5228
Attention:  Mike Shryock


For Administrative/Operations Notices:

BNP Paribas
1200 Smith Street, #3100
Houston, TX 77002
Telephone:  (713) 982-1126
Facsimile:  (713) 659-5305
Attention:  Leah E. Hughes



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              SUMITOMO MITSUI BANKING CORPORATION
                              as a Lender


                              By /s/ Eric Seeley
                                 -----------------------------------
                              Name:  Eric Seeley
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

Address for Notices
-------------------

For General Notices:

Sumitomo Mitsui Banking Corporation
277 Park Avenue, 6th  Floor
New York, New York 10172
Telephone:  (212) 224-4171
Facsimile:  (313) 224-4384
Attention:  Eric Seeley


For Administrative/Operations Notices:

Sumitomo Mitsui Banking Corporation
277 Park Avenue, 6th  Floor
New York, New York 10172
Telephone:  (212) 224-4395
Facsimile:  (313) 224-5197
Attention:  Ivette Brown



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              MELLON BANK N.A.
                              as a Lender


                              By  /s/ Jon C. Ritz
                                 -----------------------------------
                              Name:  Jon C. Ritz
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

Address for Notices
-------------------

For General Notices:

Mellon Bank N.A.
Two Mellon Center, Room 270
Pittsburgh, PA 15259
Telephone:  (412) 236-1190
Facsimile:  (412) 234-9010
Attention:  Jon C. Ritz


For Administrative/Operations Notices:

Mellon Bank N.A.
Two Mellon Center, Room 270
Pittsburgh, PA 15259
Telephone:  (412) 234-5767
Facsimile:  (412) 209-6124
Attention:  Richard Bouchard



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              FIRST UNION NATIONAL BANK
                              as a Lender


                              By /s/ Dawn P. Weiss
                                 -----------------------------------
                              Name:  Dawn P. Weiss
                              Title: Vice President


                              Revolving Commitment:   $15,000,000

Address for Notices
-------------------

For General Notices:

First Union National Bank
301 South College Street
Charlotte, NC 28288
Telephone:  (704) 715-8098
Facsimile:  (704) 383-7611
Attention:  Dave Diggers


For Administrative/Operations Notices:

First Union National Bank
201 South College Street, CP17 NC1183
Charlotte, NC 28288-1183
Telephone:  (704) 715-1876
Facsimile:  (704) 383-7999
Attention:  Diane Taylor



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              CREDIT LYONNAIS AMERICAS
                              as a Lender


                              By /s/ Attila Koc
                                 -----------------------------------
                              Name:  Attila Koc
                              Title: Senior Vice President


                              Revolving Commitment:   $11,250,000

Address for Notices
-------------------

For General Notices:

Credit Lyonnais Americas
2200 Ross Avenue, Suite 4400 West
Dallas, TX 75201
Telephone:  (214) 220-2308
Facsimile:  (214) 220-2323
Attention:  Brian Myers


For Administrative/Operations Notices:

Credit Lyonnais Americas
1301 Avenue of the Americas
New York, NY 10019
Telephone:  (212) 261-7623
Facsimile:  (212) 261-7696
Attention:  Tommaso Puglisi



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                              BANK HAPOALIM B.M.
                              as a Lender


                              By /s/ Shaun Breedhart
                                 -----------------------------------
                              Name:  Shaun Breedhart
                              Title: Vice President

                              By /s/ Laura Anne Raffa
                                 -----------------------------------
                              Name:  Laura Anne Raffa
                              Title: Senior Vice President &
                                     Corporate Manager


                              Revolving Commitment:   $7,500,000

For General Notices:

Bank Hapoalim B.M.
New York Branch
1177 Avenue of the Americas
New York, NY 10036
Telephone:  (212) 782-2181
Facsimile:  (212) 782-2382
Attention:  Marc Bosc


For Administrative/Operations Notices:

Bank Hapoalim B.M.
New York Branch
1177 Avenue of the Americas
New York, NY 10036
Telephone:  (212) 782-2179
Facsimile:  (212) 782-2187
Attention:  Donna Gindoff



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT]

                                   Schedule I

                 APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

------------ --------------- ---------------- ---------------- ---------------- --------------

                 Rating        Applicable       Applicable       Applicable      Applicable
Pricing         Category       Margin for       Margin for     Percentage for    Percentage
Level                         Eurocurrency    Base Rate Loans   Facility Fee     for Letter
                                  Loans                                           of Credit
                                                                                    Fees
------------ --------------- ---------------- ---------------- ---------------- --------------
     I       A-or
             higher/A3 or
             higher            .625% p.a.         0% p.a.        .125% p.a.      .625% p.a.
------------ --------------- ---------------- ---------------- ---------------- --------------
    II       BBB+/Baa1

                               .725% p.a.         0% p.a.        .150% p.a.      .725% p.a.
------------ --------------- ---------------- ---------------- ---------------- --------------
    III      BBB /Baa2

                               .825% p.a.         0% p.a.        .175% p.a.      .825% p.a.
------------ --------------- ---------------- ---------------- ---------------- --------------
    IV       less than
             BBB/less than
             Baa2              1.00% p.a.         0% p.a.         .25% p.a.      1.00% p.a.
------------ --------------- ---------------- ---------------- ---------------- --------------


                                  Schedule I-1

                                                                    SCHEDULE 1.1

                        FOREIGN CURRENCY PAYMENT ACCOUNTS
                        ---------------------------------



                                  Schedule 4.5

                                                                    SCHEDULE 4.5


                              ENVIRONMENTAL MATTERS
                              ---------------------

Two buried diesel tanks are located at the Certegy Payment Services, Inc. (f/k/a Equifax Payment Services, Inc.) site in Tampa, Florida. The EPA has inspected these tanks and found them not to be in violation of EPA laws.


                                  Schedule 4.5

                                                                   SCHEDULE 4.14


                                  SUBSIDIARIES
                                  ------------

======================== ================= =============== =================== ==================
     COMPANY NAME         PARENT COMPANY    % OWNERSHIP     JURISDICTION OF     TYPE OF ENTITY
                                             OF PARENT       INCORPORATION/
                                                              ORGANIZATION
======================== ================= =============== =================== ==================
AGES Participacoes S.A.    Card Brazil         99.99%            Brazil           Corporation
                          Holdings, Inc.
------------------------ ----------------- --------------- ------------------- ------------------
     Aircrown Ltd.         Transax Plc          100%            England         Private Company
                                                                               Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
 Card Brazil Holdings,    Payment South         100%            Georgia           Corporation
         Inc.*               America
                          Holdings, Inc.
------------------------ ----------------- --------------- ------------------- ------------------
 Card Brasil Holdings          AGES            99.99%            Brazil             Limited
         Ltda.            Participacoes                                        Liability Company
                               S.A.
------------------------ ----------------- --------------- ------------------- ------------------
   Card Brazil LLC*        Card Brazil          100%            Georgia             Limited
                          Holdings, Inc.                                       Liability Company
------------------------ ----------------- --------------- ------------------- ------------------
    Central Credit         Transax Plc          100%            Scotland        Limited Company
     Services Ltd.
------------------------ ----------------- --------------- ------------------- ------------------
 Circle of Value, Ltd.     Certegy Card         50%            Wisconsin            General
                          Services, Inc.                                          Partnership
                          (f/k/a Equifax
                          Card Services,
                              Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Asia Pacific      Certegy Inc.         100%            Georgia           Corporation
 Holdings, Inc. (f/k/a
 Equifax Asia Pacific
   Holdings, Inc.)*
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Australia Plc     Transax Plc         99.99%           England         Public Company
    (f/k/a Equifax                                                             Limited by Shares
    Australia Plc)
------------------------ ----------------- --------------- ------------------- ------------------
Certegy Card Services,   Certegy Payment        100%            Florida           Corporation
  Inc. (f/k/a Equifax     Services, Inc.
 Card Services, Inc.)*    (f/k/a Equifax
                             Payment
                         Services, Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Card Services     Certegy Asia         100%           Australia          Corporation
  Australia Pty Ltd.         Pacific
  (f/k/a Equifax Card     Holdings, Inc.
  Solutions Australia     (f/k/a Equifax
       Pty Ltd.)           Asia Pacific
                         Holdings, Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Card Services     Payment U.K.         100%            England         Private Company
  Ltd. (f/k/a Equifax          Ltd.                                            Limited by Shares
 Card Solutions Ltd.)
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Card Services    Certegy Europe       99.92%            France           Corporation
------------------------ ----------------- --------------- ------------------- ------------------

                                  Schedule 4.5

======================== ================= =============== =================== ==================
     COMPANY NAME         PARENT COMPANY    % OWNERSHIP     JURISDICTION OF     TYPE OF ENTITY
                                             OF PARENT       INCORPORATION/
                                                              ORGANIZATION
======================== ================= =============== =================== ==================
  S.A. (f/k/a Equifax          LLC
 Card Solutions S.A.)
------------------------ ----------------- --------------- ------------------- ------------------
    Equifax (Cayman       Payment Brasil        100%         Cayman Islands     Company Limited
     Islands) Ltd.        Holdings Ltda.                                           by Shares
------------------------ ----------------- --------------- ------------------- ------------------
     Certegy Check       Certegy Payment        100%            Delaware          Corporation
 Services, Inc. (f/k/a    Services, Inc.
     Equifax Check        (f/k/a Equifax
   Services, Inc.)*          Payment
                         Services, Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
   Certegy E-Banking     Certegy Payment        100%            Georgia           Corporation
 Services, Inc. (f/k/a   Services (f/k/a
   Equifax E-Banking     Equifax Payment
   Solutions, Inc.)*     Services, Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
  Certegy New Zealand      Transax Plc          100%          New Zealand         Corporation
  Ltd. (f/k/a Equifax
         Ltd.)
------------------------ ----------------- --------------- ------------------- ------------------
    Certegy Payment       Certegy Check         100%            Georgia           Corporation
  Recovery Services,      Services, Inc.
  Inc. (f/k/a Equifax     (f/k/a Equifax
   Payment Recovery      Check Services,
   Services, Inc.)*           Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
    Certegy Payment        Certegy Inc.         100%            Delaware          Corporation
 Services, Inc. (f/k/a
    Equifax Payment
   Services, Inc.)*
------------------------ ----------------- --------------- ------------------- ------------------
   Certegy Pty Ltd.        Transax Plc          100%           Australia          Corporation
  (f/k/a Equifax Pty
         Ltd.)
------------------------ ----------------- --------------- ------------------- ------------------
  Certegy SNC (f/k/a      Transax France       99.5%             France           Corporation
     Equifax SNC)
                               Plc
                          Central Credit        .5%
                          Services, Ltd.
------------------------ ----------------- --------------- ------------------- ------------------
  Financial Insurance    Certegy Payment        100%          District of         Corporation
Marketing Group, Inc.*    Services, Inc.                        Columbia
                          (f/k/a Equifax
                             Payment
                         Services, Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
Certegy First Bankcard     Certegy Inc.         100%            Georgia           Corporation
 Systems, Inc. (f/k/a
    First Bankcard
    Systems, Inc.)*
------------------------ ----------------- --------------- ------------------- ------------------
     Partech Ltda.        Payment Brasil        51%              Brazil             Limited
                          Holdings Ltda.                                       Liability Company
------------------------ ----------------- --------------- ------------------- ------------------
    Payment Brasil        Payment South        99.99%            Brazil             Limited
    Holdings Ltda.           America                                           Liability Company
                          Holdings, Inc.

                          Payment South         .01%
                           America LLC
------------------------ ----------------- --------------- ------------------- ------------------

                                  Schedule 4.5

======================== ================= =============== =================== ==================
     COMPANY NAME         PARENT COMPANY    % OWNERSHIP     JURISDICTION OF     TYPE OF ENTITY
                                             OF PARENT       INCORPORATION/
                                                              ORGANIZATION
======================== ================= =============== =================== ==================
  Payment Chile, S.A.     Payment South        99.99%            Chile            Corporation
                             America
                          Holdings, Inc.
------------------------ ----------------- --------------- ------------------- ------------------
  Certegy Europe LLC*      Certegy Inc.         100%            Georgia             Limited
                                                                               Liability Company
------------------------ ----------------- --------------- ------------------- ------------------
 Payment South America     Certegy Card         100%            Georgia           Corporation
    Holdings, Inc.*       Services, Inc.
                          (f/k/a Equifax
                          Card Services,
                               Inc.
------------------------ ----------------- --------------- ------------------- ------------------
 Payment South America    Payment South         100%            Georgia             Limited
         LLC*                America                                           Liability Company
                          Holdings, Inc.
------------------------ ----------------- --------------- ------------------- ------------------
  Certegy Ltd. (f/k/a     Certegy Europe        100%            England         Private Company
  Payment U.K. Ltd.)           LLC                                             Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
  Certegy S.A. (f/k/a     Payment Chile,       99.99%            Chile            Corporation
     Procard S.A.)             S.A.
------------------------ ----------------- --------------- ------------------- ------------------
     Retail Credit         Transax Plc          100%            England         Private Company
    Management Ltd.                                                            Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Canada, Inc.      Certegy Inc.         100%             Canada           Corporation
   (f/k/a Telecredit
     Canada Inc.)
------------------------ ----------------- --------------- ------------------- ------------------
  Transax France Plc       Transax Plc         99.99%           England         Public Company
                                                                               Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
 Transax Ireland Ltd.      Transax Plc          100%            Ireland         Private Company
                                                                               Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
      Transax Plc          Payment U.K.         100%            England         Public Company
                               Ltd.                                            Limited by Shares
------------------------ ----------------- --------------- ------------------- ------------------
 Certegy Ltda. (f/k/a     Payment Brasil      59.332%            Brazil             Limited
  Unnisa-Solucoes em      Holdings Ltda.                                       Liability Company

  Meios de Pagamento       Card Brasil        40.668%
        Ltda.)            Holdings Ltda.
------------------------ ----------------- --------------- ------------------- ------------------
        VIV Plc            Transax Plc         99.25%           England         Public Company
                                                                               Limited by Shares
======================== ================= =============== =================== ==================

                                  Schedule 4.5

                                                                   SCHEDULE 4.16


                            FUNDING DATE INDEBTEDNESS
                            -------------------------

1.    See Indebtedness listed on Schedule 7.1.

2. Intercompany receivables and payables between the Borrower and its Subsidiaries, on the one hand, and Equifax and its Subsidiaries (other than the Borrower and its Subsidiaries) on the other hand, to be reconciled after the Spin-off in an amount that would not exceed the level of Indebtedness that would otherwise be permitted to exist after the Funding Date pursuant to Section 7.1. Neither the Borrower nor its Subsidiaries will pay any such intercompany payables constituting Indebtedness to Equifax or its Subsidiaries from the Funding Date through the Spin-off Date.

3. Intercompany payables of the Borrower and/or its Subsidiaries to Equifax for amounts advanced after June 30, 2001 and prior to the Spin-off by Equifax for use by the Borrower and/or its Subsidiaries to fund their settlement obligations for credit card transactions, such advances being obtained by Equifax for the benefit of the Borrower and/or its Subsidiaries under that certain Credit Agreement dated as of December 22, 1997 between Equifax and First Union National Bank and/or from other Equifax lenders, and being repayable to Equifax out of funds received from the customers of the Borrower and/or its Subsidiaries.

4. Various other Indebtedness of the Borrower and its Consolidated Subsidiaries in an aggregate amount up to $5,000,000.


                                  Schedule 4.14

                                                                    SCHEDULE 7.1


                OUTSTANDING SPIN-OFF CLOSING DATE INDEBTEDNESS
                ----------------------------------------------

1. Certegy Ltda. (f/k/a Unnisa-Solucoes em Meios de Pagamento Ltda.) has loans outstanding in an amount equal to approximately U.S. $190,000.

2.    Letters of Credit now or hereafter existing:

      (a) $1,000,000 letter of credit issued by Wachovia Bank on behalf of Certegy Payment Services, Inc. for the benefit of Florida Department of Environmental Protection.

      (b) $595,000 letter of credit issued by Wachovia Bank on behalf of Certegy Card Services, Inc. for the benefit of VISA USA, Inc.

3. $130,000,000 settlement line of credit with First Union National Bank (or such other lender(s) as may be selected by Borrower)

4. $50,000,000 discretionary credit facility with First Union National Bank (or such other lender(s) as may be selected by Borrower), which may be put in place on or after the Funding Date

5. Interest rate swap contract with Bank of America, N.A. with a notional amount of $10,100,000.

6. Synthetic lease with SunTrust Bank and Atlantic Financial Group Ltd. relating to Borrower's St. Petersburg, Florida facility (the "St. Petersburg Facility"), with a financed amount not to exceed (when aggregated with the financed amount in item 7) $34,000,000.

7. Synthetic lease with SunTrust Bank relating to Borrower's Madison, Wisconsin facility, with a financed amount not to exceed (when aggregated with the financed amount in item 6) $34,000,000.

8. Guaranty of Borrower in favor of Honeywell Inc., as sublandlord, of all of the obligations of Certegy Payment Services, Inc. (f/k/a Equifax Payment Services, Inc.), as subtenant, under the Agreement of Sublease, dated November 30, 1995, of the St. Petersburg Facility.

9. $100,000,000 Credit Agreement with SunTrust Bank, as agent for the lenders party thereto.


                                  Schedule 7.2

                                                                    SCHEDULE 7.2


                                 EXISTING LIENS
                                 --------------

1. Liens on Borrower's St. Petersburg, Florida and Madison, Wisconsin facilities securing the synthetic lease transactions disclosed in Schedule 7.1.

2. Liens revealed in UCC searches delivered to Administrative Agent on or prior to the Funding Date.


                                  Schedule 7.2

                                                                    SCHEDULE 7.4


                              EXISTING INVESTMENTS
                              --------------------

1.    Certegy Ltda. (f/k/a Unnisa-Solucoes em Meios de
      Pagamento Ltda.):                                            $192,449,000

2.    Certegy S.A. (f/k/a Procard S.A.):                            $11,386,000

3.    Certegy Asia Pacific Holdings, Inc. (f/k/a Equifax Asia
      Pacific Holdings, Inc.)                                        $4,000,000

4.    Certegy Card Services Ltd. (f/k/a Equifax Card Solutions
      Ltd.) and Certegy Ltd. (f/k/a Payment U.K. Ltd.)              $60,000,000

5.    Certegy Canada, Inc. (f/k/a Telecredit Canada Inc.)            $1,065,000


                                  Schedule 7.4

                                                                    EXHIBIT 2.19


                              MANDATORY COSTS RATE


1.    Definitions

      In this Exhibit:

      "Act" means the Bank of England Act of 1998.

      The terms "Eligible Liabilities" and "Special Deposits" have the meanings ascribed to them under or pursuant to the Act or by the Bank of England (as may be appropriate), on the day of the application of the formula.

      "Fee Base" has the meaning ascribed to it for the purposes of, and shall be calculated in accordance with, the Fees Regulations.

      "Fees Regulations" means, as appropriate, either:

      (a)   the Banking Supervision (Fees) Regulations 2000; or

      (b) such regulations as from time to time may be in force, relating to the payment of fees for banking supervision in respect of periods subsequent to March 31, 2001.

      "FSA" means the Financial Services Authority.

      "Reference Lender" means Barclays Bank Plc.

      Any reference to a provision of any statute, directive, order or regulation herein is a reference to that provision as amended or re-enacted from time to time.

2.    Calculation of the Mandatory Costs Rate

      The Mandatory Costs Rate is an addition to the interest rate on each Eurocurrency Loan or any other sum on which interest is to be calculated to compensate the Lenders for the cost attributable to such Eurocurrency Loan or such sum resulting from the imposition from time to time under or pursuant to the Act and/or by the Bank of England and/or the FSA (or other United Kingdom governmental authorities or agencies) of a requirement to place non-interest bearing or Special Deposits (whether interest bearing or not) with the Bank of England and/or pay fees to the FSA calculated by reference to the liabilities used to fund the relevant Eurocurrency Loan or such sum.

      The "Mandatory Costs Rate" will be the rate determined by the Administrative Agent to

                                  Schedule 7.4
      be equal to the rate (rounded upward, if necessary, to the next higher 1/100 of 1%) resulting from the application of the following formula:

      For Sterling:

            XL + S(L-D) + F x 0.01
            ----------------------
                  100-(X+S)

      For Other Foreign Currencies:

            F x 0.01
            --------
               300

      where on the day of application of the formula

X is the percentage of Eligible Liabilities (in excess of any stated minimum) by reference to which the Reference Lender is required under or pursuant to the Act to maintain cash ratio deposits with the Bank of England;

L is the rate of interest (exclusive of the Applicable Margin and Mandatory Costs Rate) payable on that day on the related Eurocurrency Loan or unpaid sum pursuant to this Agreement;

F is the rate of charge payable by the Reference Lender to the FSA pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (pound)1 million of the Fee Base of such Reference Lender;

S is the level of interest-bearing Special Deposits, expressed as a percentage of Eligible Liabilities, which the Reference Lender is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies); and

D is the percentage rate per annum payable by the Bank of England to the Reference Lender on Special Deposits.

      (X, L, S and D are to be expressed in the formula as numbers and not as percentages. A negative result obtained from subtracting D from L shall be counted as zero.)

      The Mandatory Costs Rate attributable to a Eurocurrency Loan or other sum for any period shall be calculated at or about 11:00 A.M. (London time) on the first day of such period for the duration of such period.

3.    Change of Requirements

      If there is any change in circumstance (including the imposition of alternative or

                                  Schedule 7.4
      additional requirements) which in the reasonable opinion of the Administrative Agent renders or will render the above formula (or any element thereof, or any defined term used therein) inappropriate or inapplicable, the Administrative Agent shall (with the written consent of the Borrower, which shall not be unreasonably withheld) be entitled to vary the same. Any such variation shall, in the absence of manifest error, be conclusive and binding on all parties and shall apply from the date specified in such notice.

                                  Schedule 7.4